                                                                    Exhibit 10.1



================================================================================





                             NOTE PURCHASE AGREEMENT

                                      AMONG

                         SERVICEWARE TECHNOLOGIES, INC.

                                   AS ISSUER,

                                       AND

                   THE PURCHASERS LISTED ON SCHEDULE 1 HERETO


                                   MAY 6, 2002






================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                 PAGE
                                                                                                                 ----


Article I DEFINITIONS.............................................................................................4
===================================================================================================================
   1.1    Defined Terms...........................................................................................4
          -------------
   1.2    Terms Generally........................................................................................11
          ---------------
   1.3    Use of Defined Terms...................................................................................11
          --------------------
   1.4    Accounting Terms; GAAP.................................................................................11
          ----------------------

Article II PURCHASE AND SALE OF THE NOTES........................................................................12
===================================================================================================================

Article III REPRESENATIONS AND WARRANTIES OF THE COMPANY..........................................................9
===================================================================================================================
   3.1    Corporate Existence....................................................................................12
          -------------------
   3.2    Corporate Power and Authorization......................................................................12
          ---------------------------------
   3.3    Binding Obligations....................................................................................13
          -------------------
   3.4    No Violation...........................................................................................13
          ------------
   3.5    Consents...............................................................................................13
          --------
   3.6    Capitalization.........................................................................................13
          --------------
   3.7    Sec Documents and Financial Statements.................................................................14
          --------------------------------------
   3.8    Absence of Certain Changes or Events...................................................................14
          ------------------------------------
   3.9    Liabilities; Indebtedness..............................................................................15
          -------------------------
   3.10   Litigation.............................................................................................15
          ----------
   3.11   Specified Contract and Commitments.....................................................................16
          ----------------------------------
   3.12   Title to Properties; Condition of Assets...............................................................17
          ----------------------------------------
   3.13   Compliance With Laws...................................................................................17
          --------------------
   3.14   Taxes..................................................................................................17
          -----
   3.15   Employee Benefit Matters...............................................................................18
          ------------------------
   3.16   Investment Company Act.................................................................................19
          ----------------------
   3.17   No Restrictions on Affiliates..........................................................................19
          -----------------------------
   3.18   Subsidiaries...........................................................................................19
          ------------
   3.19   Environmental Matters..................................................................................20
          ---------------------
   3.20   Intellectual Property, Etc.............................................................................20
          --------------------------
   3.21   No Public Offer........................................................................................21
          ---------------
   3.22   Insurance..............................................................................................21
          ---------
   3.23   Certain Transactions...................................................................................21
          --------------------
   3.24   Use of Proceeds........................................................................................22
          ---------------
   3.25   Certain Employee Matters...............................................................................22
          ------------------------
   3.26   No Material Misstatements or Omissions.................................................................22
          --------------------------------------
   3.27   Fees and Commissions...................................................................................23
          --------------------
   3.28   Common Stock Ownership.................................................................................23
          ----------------------

Article IV REPRESENTATIONS AND WARRANTIES OF PURCHASERS..........................................................23
===================================================================================================================
   4.1    Representations and Warranties of Each Purchaser.......................................................23
          ------------------------------------------------

Article V CONDITIONS TO PURCHASE.................................................................................25
===================================================================================================================

   5.1    Conditions to Obligations of Purchasers on Each Closing Date...........................................25
          ------------------------------------------------------------
   5.2    Conditions to Obligations of the Company on Each Closing Date..........................................27
          -------------------------------------------------------------



Article VI AFFIRMATIVE AND NEGATIVE COVENANTS....................................................................28
===================================================================================================================
   6.1    Securities Laws........................................................................................28
          ---------------
   6.2    Press Releases.........................................................................................28
          --------------
   6.3    Financial Statements, Reports, Etc.....................................................................28
          ----------------------------------
   6.4    Litigation and Other Notices...........................................................................29
          ----------------------------
   6.5    Related Party Transactions.............................................................................29
          ---------------------------
   6.6    Dividends..............................................................................................29
          ----------
   6.7    Compliance.............................................................................................29
          -----------
   6.8    Further Assurances.....................................................................................29
          -------------------
   6.9    Current Public Information.............................................................................30
          --------------------------
   6.10   SEC Reporting..........................................................................................30
          -------------
   6.11   Stockholder Approvals..................................................................................30
          ---------------------
   6.12   Incurrence of Indebtedness.............................................................................30
          --------------------------
   6.13   Reservation of Shares..................................................................................30
          ---------------------

Article VII TRANSFER OF SECURITIES...............................................................................31
===================================================================================================================
   7.1    Restriction on Transfer................................................................................31
          -----------------------
   7.2    Restrictive Legends....................................................................................31
          -------------------
   7.3    Notice of Transfer.....................................................................................31
          ------------------

Article VIII MISCELLANEOUS.......................................................................................32
===================================================================================================================
   8.1    Notices................................................................................................32
          -------
   8.2    Survival of Agreement..................................................................................33
          ---------------------
   8.3    Successors and Assigns.................................................................................34
          ----------------------
   8.4    Fees, Costs and Expenses...............................................................................34
          ------------------------
   8.5    Indemnification........................................................................................34
          ---------------
   8.6    Governing Law; Consent to Jurisdiction.................................................................36
          --------------------------------------
   8.7    Waivers; Amendments....................................................................................37
          -------------------
   8.8    Independence of Covenants..............................................................................37
          -------------------------
   8.9    No Fiduciary Relationship..............................................................................37
          -------------------------
   8.10   Remedies Independent...................................................................................38
          --------------------
   8.11   Construction...........................................................................................38
          ------------
   8.12   Severability...........................................................................................38
          ------------
   8.13   Counterparts...........................................................................................38
          ------------
   8.14   Headings...............................................................................................38
          --------
   8.15   Entire Agreement.......................................................................................38
          ----------------

EXHIBITS
--------

EXHIBIT A-1 - Form of Note for Initial Tranche
EXHIBIT A-2 - Form of Note for Second Tranche
EXHIBIT B   - Form of Registration Rights Agreement
EXHIBIT C   - Form of Opinion


SCHEDULES

SCHEDULE 1                - Purchasers
SCHEDULE 3.1              - Corporate Existence
SCHEDULE 3.4              - Violations
SCHEDULE 3.6              - Capitalization
SCHEDULE 3.7              - SEC Documents and Financial Statements
SCHEDULE 3.8              - Absence of Certain Changes or Events
SCHEDULE 3.9              - Liabilities
SCHEDULE 3.10             - Litigation
SCHEDULE 3.11             - Specified Contracts
SCHEDULE 3.12             - Properties
SCHEDULE 3.13             - Compliance with Laws
SCHEDULE 3.14             - Taxes
SCHEDULE 3.19             - Environmental Matters
SCHEDULE 3.20             - Intellectual Property
SCHEDULE 3.23             - Certain Transactions
SCHEDULE 3.27             - Fees and Commissions

                             NOTE PURCHASE AGREEMENT


         THIS NOTE PURCHASE AGREEMENT, dated as of May 6, 2002 by and among SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P. ("PEP") and the other purchasers listed on SCHEDULE 1 hereto (each of such other purchasers and PEP being referred to as a "PURCHASER" and collectively as the "PURCHASERS").


         WHEREAS, the Company desires to issue and sell to the Purchasers and the Purchasers desire to purchase from the Company an aggregate of $3,000,000 in principal amount of the Company's 10% Senior Unsecured Convertible Notes (the "NOTES") on the terms and conditions set forth in this Agreement.

         WHEREAS, the Notes will be purchased in two tranches, with the first tranche to consist of $1,425,000 of Notes ("First Tranche") to close simultaneously with the execution of this Agreement and the second tranche to consist of $1,575,000 of Notes ("Second Tranche") to close after stockholder ratification of the transactions contemplated hereby has been obtained (the "APPROVAL").

         WHEREAS, the proceeds of the Notes shall be used to fund working capital and general corporate purposes.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

1.1      DEFINED TERMS.

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "AFFILIATE" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

                  "AGREEMENT" means this Agreement, together with all Schedules, Exhibits and Annexes attached hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "APPLICABLE LAW" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or Orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all Orders of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

                  "ARTICLES OF INCORPORATION" means the articles of incorporation of the Company, as amended and in effect at the time in question.

                  "AUTHORIZED OFFICER" means the Chief Executive Officer or Chief Financial Officer of the Company.

                  "BANKRUPTCY CODE" means the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

                  "BENEFIT PLANS" means, collectively, the Plans and Benefit Programs or Agreements.

                  "BENEFIT PROGRAM OR AGREEMENT" means each personnel policy, stock option plan, collective bargaining agreement, workers' compensation agreement or arrangement, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and each other employee benefit plan, agreement, arrangement, program, practice or understanding, which is not covered by the definition of "Plan" and which is sponsored, maintained or contributed to by the Company, any Subsidiary or any ERISA Affiliate of the Company for the benefit of the employees, former employees, independent contractors or agents of the Company or any of its Subsidiaries or ERISA Affiliates, including, without limitation, the Company's 2000 Stock Incentive Plan, the ServiceWare, Inc. Amended and Restated Stock Option Plan, the Company's Employee Stock Purchase Plan and the reservation of shares for the grant of nonqualified options to employees, directors and consultants.

                  "BOARD" means the board of directors of the Company.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banks are authorized or required to be closed in New York, New York; PROVIDED, HOWEVER, that any determination of a Business Day relating to a securities exchange or other securities market means a Business Day on which such exchange or market is open for trading.

                  "BYLAWS" means the bylaws of the Company, as amended and in effect at the time in question.

                  "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

                  "CLOSING" means the issuance and purchase of the Notes on a Closing Date.

                  "CLOSING DATE" has the meaning given to such term in Article
II.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder, as from time to time in effect, or any successor thereto.

                  "COMMISSION" means the United States Securities and Exchange Commission (or a successor thereto).

                  "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

                  "COMPANY" has the meaning given to such term in the Preamble to this Agreement.

                  "CONTINGENT OBLIGATIONS" means, as to any Person, without duplication, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business not to exceed $50,000 in the aggregate. The amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum amount that such Person may be obligated to expend pursuant to the terms of such Contingent Obligation or, if such Contingent Obligation is not so limited, the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "CONTROL" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "DEFAULT" means any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  "EMPLOYEE STOCK PURCHASE PLAN" means the Company's benefit plan maintained under Code Section 423.

                  "ENVIRONMENTAL LAWS" means all federal, state, local and foreign statutes, rules, regulations, codes, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, consents, decrees or judgments, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation all those relating to the presence, use, manufacture, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any Hazardous Materials, each as amended and as now or hereafter in effect.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated and rulings issued thereunder.

                  "ERISA AFFILIATE" means each trade or business (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a single employer under Title IV or Section 302 of ERISA or
Section 412 of the Code at the time of the occurrence or existence of any circumstances, event or condition giving rise to any liability under Title IV or
Section 302 of ERISA or Section 412 of the Code.

                  "EVENT OF DEFAULT" has the meaning given to such term in the Notes.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other governmental department, commission, board, bureau, regulatory body, agency or instrumentality, any market authority or self-regulatory organization or any court or tribunal, in each case whether of the United States (including, without limitation, the National Association of Securities Dealers and the Nasdaq Stock Market) or a foreign nation or any political subdivision thereof, or of any other country.

                  "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, Order, rule, regulation, franchise, permit, certificate, license, authorization, determination or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                  "HAZARDOUS MATERIALS" shall mean all explosive substances or wastes, chemical substances or mixtures, pesticides, toxic chemicals, petroleum products or byproducts, asbestos, noise or radiation, or radioactive substances or wastes, hazardous or toxic substances or wastes, chemicals, contaminants, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBS") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Applicable Law.

                  "INDEBTEDNESS" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money or evidenced by bonds, debentures, notes, guarantees or similar instruments, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed by such first Person, (v) all capitalized lease obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vii) any obligation of such Person issued or assumed as the deferred purchase price of property assets or services, (viii) any interest rate or currency swap or similar hedging arrangement, and (ix) all Contingent Obligations of such Person; provided that Indebtedness shall not include trade payables, accrued expenses, accrued dividends, stock redemption payments, royalty payments, accrued retirees or employees benefits, deferred taxes and accrued income taxes, in each case arising in the ordinary course of business not to exceed in the aggregate $500,000. For purposes of clause (iv) above (where the relevant Indebtedness has not been assumed by such first Person), the amount of Indebtedness is equal to the lesser of the amount of Indebtedness secured or the fair market value of the property subject to the Lien.

                  "INDEMNIFIED PERSON" has the meaning given to such term in
SECTION 8.5(a).

                  "INVESTMENT" means all investments in the property or assets of any Person, in cash or property, whether by any advance, loan, extension of credit by the Company or any of its Subsidiaries, (by way of guaranty or otherwise) or capital contribution, or purchase of stock, bonds, notes, debentures or other securities or any assets constituting the purchase of a business or line of business.

                  "LEASED PROPERTY" has the meaning given to such term in
SECTION 3.12(b).

                  "LIEN" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract including, but not limited to, any mortgage, lien, pledge, lease, encumbrance or charge. The term "LIEN" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "LOSSES" has the meaning given to such term in SECTION 8.5(a).

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the business, assets, liabilities (actual or contingent), operations, results of operations, condition (financial or other) or prospects of the Company earnings, business affairs or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (b) any material impairment of the ability of the Company to perform any of its obligations under any Note Document, or (c) any material impairment of any rights of or benefits available to the Purchasers under any Note Document.

                  "MULTIEMPLOYER PLAN" has the meaning set forth in Section 4001(a)(3) of ERISA.

                  "NOTE DOCUMENTS" means this Agreement, the Notes, the Registration Rights Agreement and any other document or instrument executed and delivered by the Company in connection with the Notes or this Agreement.

                  "NOTES" has the meaning given to such term in the recitals to this Agreement, in substantially the form of EXHIBIT A hereto.

                  "OBLIGATIONS" means all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Purchasers pursuant to the terms of this Agreement, or any other Note Document, including without limitation, interest accruing after the filing of a petition pursuant to any bankruptcy law, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding and any obligations and duties of the Company under the Registration Rights Agreement.

                  "ORDERS" means any judgment, writ, decree, injunction, order, stipulation, compliance agreement or settlement agreement issued or imposed by, or entered into with, a Governmental Authority or arbitrator, whether or not having the force of law.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding the any or all of its functions under ERISA.

                  "PERMITS" shall mean all licenses, permits, exceptions, franchises, accreditations, privileges, rights, variances, waivers, approvals and other authorizations (including, without limitation, those relating to Environmental Laws) of, by or from Governmental Authorities necessary for the conduct of the business of the Company.

                  "PERSON" shall be construed as broadly as possible and includes a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other organization and a Governmental Authority.

                  "PLAN" means an employee benefit plan, other than a Multiemployer Plan, (i) which is maintained for employees of the Company, any Subsidiary of the Company or any ERISA Affiliate and which is subject to Title IV of ERISA; or (ii) with respect to which the Company, any Subsidiary of the Company or any ERISA Affiliate could be subject to any liability under Title IV of ERISA (including Section 4069 of ERISA).

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible including, without limitation, Intellectual Property, as such term is defined in Section
3.20 of this Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in substantially the form of EXHIBIT B hereto.

                  "RELEASE" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

                  "REPORTABLE EVENT" means (i) the occurrence of a "reportable event" described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC) or (ii) the provision or filing of a notice of intent to terminate a Plan other than in a standard termination within the meaning of Section 4041 of ERISA, or (iii) the institution of proceedings to terminate a Plan by the PBGC, or (iv) the existence of any "accumulated funding deficiency" or "liquidity shortfall" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, the filing of an application pursuant to Section 412(e) of the Code or Section 304 of ERISA for any extension of an amortization period, or (v) the occurrence or existence of any other event or condition which might reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, any Plan other than in a standard termination within the meaning of Section 4041 of ERISA or the imposition of any lien on the assets of the Company under ERISA, including as a result of the operation of Section 4069 of ERISA.

                  "REQUISITE PURCHASERS" means Purchasers holding Notes representing more than 50% of the then outstanding aggregate principal balance of the Notes.

                  "RESTRICTED SECURITIES" means the Notes and any shares of Common Stock received in respect thereof, in each case which have not then been sold to the public pursuant to (a) registration under the Securities Act or (b) Rule 144 (or similar or successor rule) promulgated under the Securities Act.

                  "SALE PRICE" on any date means the closing sale price per share of Common Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, (i) as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or (ii) if such bid and ask prices are not reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, in a manner to be determined by the Company on the basis of such quotation as the Board considers appropriate in its reasonable discretion.

                  "SEC DOCUMENTS" has the meaning given to such term in Section 3.7.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "STOCK OPTION PLANS" means all of the Company's benefit plans maintained under Code Section 422.

                  "SUBSIDIARY" means, with respect to any Person, (i) any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person and (ii) any "Significant Subsidiary" (as such term is defined in Rule 1-02 of SEC Regulation S-X) of such Person.

                  "TRANSFER" means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

                  "US$" AND "UNITED STATES DOLLARS" shall each mean lawful currency of the United States.

                  "UNDERFUNDING" means, with respect to any Plan, the excess, if any, of the "projected benefit obligations" (within the meaning of Statement of Financial Accounting Standards 87) under such Plan over the fair market value of the assets held under the Plan.

                  "UNITED STATES" means the United States of America.

                  "WITHDRAWAL LIABILITY" has the meaning given such term under Plan I of Subtitle E of Title IV of ERISA.

1.2      TERMS GENERALLY.

         The definitions in SECTION 1.1 shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION".

1.3      USE OF DEFINED TERMS.

         Terms defined in this Agreement and used in any Exhibit, Schedule, Certificate, Annex or any other Note Document or other document delivered in connection with this Agreement, shall have the meanings assigned herein unless otherwise defined or the context otherwise requires.

1.4      ACCOUNTING TERMS; GAAP.

         Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                                   ARTICLE II

                         PURCHASE AND SALE OF THE NOTES

         On each Closing Date, the Company shall issue, sell and deliver to each Purchaser, and each Purchaser, severally solely as to itself and not jointly, shall purchase from the Company, upon satisfaction of the conditions set forth in Section 5.1 hereof (or waiver in writing of such conditions by such Purchaser), a duly executed Note (payable to the order of such Purchaser) in the principal amount equal to the amount set forth opposite such Purchaser's name on
SCHEDULE 1 for the purchase price set forth opposite its name for such Closing Date, payable by wire transfer of immediately available funds to an account designated by the Company. The Closing for the First Tranche shall occur simultaneously with the execution of this Agreement. The Closing for the Second Tranche shall occur, provided the Approval has been obtained, on or prior to June 30, 2002, or such later date as the Company and the Purchasers shall mutually agree to in writing at the offices of the Company or such other location as the parties may agree. Each date of a Closing is referred to herein as a "Closing Date".


                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Purchasers as follows:

3.1      CORPORATE EXISTENCE.

         The Company and each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary corporate power and authority to conduct its business as it is now being conducted, and as presently proposed to be conducted, and to own, operate and lease the properties and assets it currently owns, operates and holds under lease. The Company and each Subsidiary of the Company that is incorporated in the United States is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business activities or its ownership or leasing of property makes such qualification necessary, which jurisdictions are set forth on
SCHEDULE 3.1, and each Subsidiary of the Company that is incorporated or formed outside of the United States has all necessary qualifications to do business in each jurisdiction in which the nature of its business activities or its ownership or leasing of property makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.
SCHEDULE 3.1 sets forth a list of each Subsidiary of the Company. On or before the date hereof, the Company has delivered or made available to the Purchasers true and complete copies of its Articles of Incorporation and Bylaws as in effect on the Closing Date.

3.2      CORPORATE POWER AND AUTHORIZATION.

         The Company has all requisite power and authority to issue the Notes and to execute, deliver, and perform this Agreement and the other Note Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Note Documents and the consummation of the transactions to be performed by the

Company contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Board, and no other corporate proceedings (other than stockholder approval prior to the closing of the Second Tranche) are necessary to authorize the execution and delivery of this Agreement and the other Note Documents by the Company or to consummate the transactions to be performed by the Company hereunder and thereunder, including, without limitation, the issuance, sale and delivery of the Notes and the Common Stock to be issued upon conversion of the Notes (the "CONVERSION SHARES").

3.3      BINDING OBLIGATIONS.

         Each of this Agreement and the other Note Documents when executed and delivered by the Company, shall constitute a legal, valid and binding obligation of the Company enforceable in accordance with their respective terms, except insofar as the enforceability thereof may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) by general principles of equity and public policy (regardless of whether considered at law or in equity). When issued and delivered to the Purchasers at the Closing upon payment therefor as provided in this Agreement and the Notes, the Notes will be duly authorized and validly issued and will be free of any Liens or encumbrances other than Liens or encumbances created by Purchasers.

3.4      NO VIOLATION.

         Except as provided in SCHEDULE 3.4, the execution and delivery by the Company of this Agreement and the other Note Documents, the consummation of the transactions provided for herein and therein and contemplated hereby and thereby, and the fulfillment by the Company of the terms hereof and thereof, will not (a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of the Company or any Subsidiary of the Company, (b) result in any default or in any violation or modification of the terms of any Indebtedness, mortgage, indenture, instrument contract or agreement, of the Company or any Subsidiary of the Company or in the creation of any Lien upon any of the properties or assets owned by the Company or any Subsidiary of the Company, or (c) violate any Governmental Requirement or Permit applicable to the Company or any Subsidiary of the Company.

3.5      CONSENTS.

         All consents, approvals, licenses, qualifications, Orders or authorizations of, or filings with, any Governmental Authority, and all consents under any material contracts, agreements, or instruments by which the Company is bound or to which it is subject, and required in connection with the Company's valid execution, delivery, or performance of this Agreement and the other Note Documents, and the consummation of the transactions contemplated hereby and thereby, has been obtained or made. The sale of the Notes and the subsequent conversion of the Notes into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived.

3.6      CAPITALIZATION.

              (a) Immediately following the Closing, the authorized Capital Stock of the Company shall consist of (i) 100,000,000 shares of Common Stock of which 23,828,167 shares were duly and validly issued and outstanding, as of December 31, 2001, and 6,069,620 shares shall be duly and validly reserved for issuance pursuant to the Benefit Plans, and (ii) 5,000,000 shares of Preferred Stock, none of which has been issued or is outstanding. All of the outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable.

              (b) Except for up to an aggregate of 6,069,620 shares of Common Stock reserved for issuance pursuant to the Company's Benefit Plans and except as disclosed on SCHEDULE 3.6, there are no outstanding subscriptions, warrants, options, calls, commitments, preemptive rights or other rights (including rights of first refusal) to purchase or acquire, or securities convertible into or exchangeable for, any Capital Stock of the Company or any Subsidiary of the Company.



3.7      SEC DOCUMENTS AND FINANCIAL STATEMENTS.

         Except as disclosed in SCHEDULE 3.7, since January 1, 2001, the Company has timely filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act, or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the "SEC DOCUMENTS"). The SEC Documents, including, without limitation, any financial statements or schedules included or incorporated by reference therein, at the time filed (and, in the case of registration statements, on the dates of effectiveness) (i) as of its filing did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations thereunder. The financial statements of the Company together with any related schedules and notes included in the SEC Documents at the time filed (and, in the case of registration statements, on the dates of effectiveness) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present (subject in the case of unaudited statements to normal, recurring audit adjustments) the combined financial position of the Company and its Subsidiaries, as of the dates thereof and the combined results of operations, statements of stockholder equity, and cash flows for the periods then ended. The balance sheet for the Company included in its annual report on Form 10-K for the year ended December 31, 2001 is referred to herein as the "RECENT BALANCE SHEET".

3.8      ABSENCE OF CERTAIN CHANGES OR EVENTS.

         Since the date of the Recent Balance Sheet, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with prior practice, and there has not been (a) any Material Adverse Effect, (b) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's Capital Stock, (c) any split, combination or reclassification of any of the Capital Stock of the Company or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Capital Stock of the Company,

(d) except as set forth in SCHEDULE 3.8, (i) any granting by the Company or any Subsidiary of the Company to any officer, director, consultant or employee of the Company of any material increase in compensation, (ii) any granting by the Company or any Subsidiary of the Company to any officer, director or consultant or an employee who earned more than $155,000 (in salary, bonus and other cash compensation) in the most recent fiscal year or is currently earning (on an annualized basis) more than $155,000 (in salary, bonus and other cash compensation), of any material increase in severance or termination pay or (iii) any entry by the Company or any Subsidiary of the Company into any written or oral employment agreement, or any severance or termination agreement or arrangement with any officer, director or consultant or an employee who earned more than $155,000 (in salary, bonus and other cash compensation) in the most recent fiscal year or is currently earning (on an annualized basis) more than $155,000 (in salary, bonus and other cash compensation), (e) any damage, destruction or loss to property, whether or not covered by insurance, that, individually or in the aggregate, has not been cured and may be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect,
(f) any material change in accounting methods, principles or practices by the Company or any Subsidiary of the Company other than those required by GAAP, (g) any delivery of a notice of non-renewal or any other failure to renew any contracts, commitments, agreements, understandings or arrangements of any kind between the Company or any Subsidiary of the Company, on the one hand, and its customers, on the other hand, which are material, individually or in the aggregate or (h) any loss of any employee who earned more than $155,000 in the most recent fiscal year (in salary, bonus and other cash compensation).

3.9      LIABILITIES; INDEBTEDNESS.

         Except for current liabilities incurred in the ordinary course of business and that would not, individually or in the aggregate, have a Material Adverse Effect, the Company does not have any liabilities, direct or contingent (including but not limited to liability with respect to any of the Benefit Plans or any Environmental Law) other than those provided for in the Recent Balance Sheet. Except as disclosed on the Recent Balance Sheet or in the audited financial statements of the Company, the Company has no Indebtedness.

3.10     LITIGATION.

         Except as provided in SCHEDULE 3.10, there is no Order, action, suit or proceeding, or any governmental inquiry investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of the assets or property of the Company or any of its Subsidiaries (i) which challenges the legality, enforceability or validity of this Agreement or any other Note Document, or (ii) which, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to affect materially and adversely the properties of assets of the Company or its Subsidiaries or the consummation of the transactions contemplated in this Agreement and the other Note Documents, or impair the ability or obligation of the Company to perform fully on a timely basis any obligations which it has or will have under this Agreement or the other Note Documents. The foregoing includes, without limitation, actions pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the employees of the Company and its Subsidiaries, their use in connection with the respective businesses of the Company and its Subsidiaries of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is the subject which are not described in the SEC Documents, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

3.11     SPECIFIED CONTRACT AND COMMITMENTS.

              (a) Except as set forth in the SEC Documents or on SCHEDULE 3.11 and except for the Note Documents to be entered into pursuant to or in connection with this Agreement, neither the Company nor any Subsidiary of the Company has any (i) employment or consulting contract involving annual payments by the Company in excess of $155,000 and not cancelable without liability on sixty days' notice or less; (ii) capital redemption or purchase agreements;
(iii) agreements providing for the indemnification of other parties for such parties' negligence or other fault or the sharing of the tax liability of other parties; (iv) collective bargaining agreements; (v) agreement for capital expenditures, the acquisition of commodities, equipment or material or the construction of fixed assets which individually are expected to require aggregate future payments by the Company in excess of $150,000 and all of which in the aggregate would be expected to require future payments in excess of $500,000; (vi) agreements containing covenants limiting or restricting the freedom of the Company to compete in any line of business or territory or with any person or entity; (vii) indentures, mortgages, promissory notes, loan agreements, guaranties or other agreements or commitments for the borrowing of money or any related security agreements; (viii) voting trust or other agreement or understanding with respect to the voting of its Capital Stock; (ix) contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any Subsidiary of the Company is a party relating to the issuance of any Capital Stock of the Company or any Subsidiary of the Company or any rights, warrants or options to purchase shares of Capital Stock of the Company or any Subsidiary of the Company, or any other security convertible into or exchangeable for Capital Stock of the Company or any Subsidiary of the Company, other than the Note Documents and the Benefit Plans; or (x) agreement with respect to any of its Capital Stock which grants registration rights to any Person other than the Note Documents; or any agreements, understandings, instruments, contracts, or proposed transactions that involve the (A) transfer or license any Intellectual Property (as such term is defined in SECTION 3.20 of this Agreement) to or from the Company or its Subsidiaries (other than licenses to customers in the ordinary course of business or licences arising from the purchase by the Company or its Subsidiaries of "off the shelf" or other standard products) or (B) indemnification by the Company or its Subsidiaries with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business)(collectively, "SPECIFIED CONTRACTS"). None of the Specified Contracts have been amended or modified except as set forth on SCHEDULE 3.11.

              (b) All of the Specified Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company and each of its Subsidiaries, and, to the knowledge of the Company, the other parties thereto, enforceable in all material respects in accordance with their respective terms, except insofar as the enforceability thereof may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) by general principles of equity and public policy (regardless of whether considered at law or in equity). None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any other party to any Specified Contract, is in default in complying with any provisions thereof, and no condition or event or fact exists which, with notice, lapse of time or both would constitute a default thereunder on the part of the Company or any Subsidiary of the Company or, to the knowledge of the Company, any other party thereto, except for any such default, condition, event or fact that, individually or in the aggregate, would not have a Material Adverse Effect.

3.12     TITLE TO PROPERTIES; CONDITION OF ASSETS.

              (a) Neither the Company nor any Subsidiary of the Company owns any real property.

              (b) Except as set forth in SCHEDULE 3.12, none of the real property leased by the Company or any of its Subsidiaries (the "LEASED PROPERTY") is material to the Company and its Subsidiaries taken as a whole. The Company or such Subsidiary is the owner and holder of all the leasehold estates purported to be granted by such leases and is in compliance with all material terms of each such lease.

              (c) The Leased Property constitutes all real property used or occupied by the Company or any Subsidiary of the Company.

              (d) The material personal properties and assets of the Company and its Subsidiaries are in good repair and operating condition, ordinary wear and tear excepted, and are sufficient for the conduct of the business of the Company and Subsidiaries as presently and proposed to be conducted.

3.13     COMPLIANCE WITH LAWS.

         Neither the Company nor any Subsidiary of the Company is in violation of, and to the knowledge of the Company, none is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, in each case, by any Governmental Authority, any Applicable Law, except as set forth on SCHEDULE 3.13. The Company and its Subsidiaries possess all Permits and the Permits are valid and in full force and effect. Neither the Company nor any Subsidiary of the Company is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, the Permits and none of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby.

3.14     TAXES.

         Except as disclosed in SCHEDULE 3.14, the Company and each Subsidiary of the Company has filed all tax returns and reports required to be filed by it (which returns and reports are true and complete) and has paid all taxes, assessments, fees, imposts, duties and other charges due and required to be paid by it. The Recent Balance Sheet reflects an adequate reserve for all taxes payable by the Company or any Subsidiary of the Company for all taxable periods and portions thereof through the date of such Recent Balance Sheet and there has been no tax liability incurred by the Company or any Subsidiary of the Company since such date other than in the ordinary course of business. The provision for tax liability incurred since the date of the Recent Balance Sheet is adequate as of the date hereof. No deficiencies for any taxes which remain outstanding have been proposed, asserted or assessed against the Company or any Subsidiary of the Company, and no requests for waivers of the time to assess any such taxes are pending. Except as disclosed in SCHEDULE 3.14, no tax return or report of the Company or any Subsidiary of the Company has been or is currently being examined by the United States Internal Revenue Service or any other Governmental Authority. As used in this Agreement, "TAXES" shall mean all federal, state, local and foreign income, property, sales, payroll, employment, excise, withholding and other taxes, tariffs or other governmental charges in the nature of a tax as well as any interest, penalties and additions to tax.

3.15     EMPLOYEE BENEFIT MATTERS.

              (a) Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate contributes to or has an obligation to contribute to, nor has the Company, any Subsidiary of the Company or any ERISA Affiliate at any time contributed to or had an obligation to contribute to, a Multiemployer Plan.

              (b) All obligations, whether arising by operation of law or by contract, required to be performed in connection with the Benefit Plans have been performed, and there have been no defaults, omissions or violations by any party with respect to any Benefit Plan or law applicable thereto, except such as could not reasonably be expected to result in a Material Adverse Effect.

              (c) Each Benefit Plan of the Company, each Subsidiary of the Company and each ERISA Affiliate that is intended to be qualified under Section 401(a) of the Code (A) satisfies the requirements of such Section, (B) has received a favorable determination letter from the Internal Revenue Service regarding such qualified status, and (C) has not, since receipt of the most recent favorable determination letter, been amended or operated in a way that would adversely affect such qualified status and, to the extent such letter does not cover amendments required by law, both the time for adopting such amendments if not previously adopted and filing such amendments with the Internal Revenue Service if not previously filed has not expired.

              (d) The execution and delivery of this Agreement and the other Note Documents and the consummation of the transactions contemplated hereby and thereby will not (i) require the Company, any Subsidiary of the Company or any ERISA Affiliate to make a larger contribution to, or pay greater benefits under, any Benefit Plan than it otherwise would, or (ii) create or give rise to any additional vested rights or service credits under any Benefit Plan.

              (e) Neither the Company, any Subsidiary of the Company or any ERISA Affiliate is a party to any agreement nor has the Company, any Subsidiary of the Company or any ERISA Affiliate established any policy or practice requiring it to make a payment or provide any other form of compensation or benefit to any person performing services for the Company, any Subsidiary of the Company or any ERISA Affiliate upon termination of such services that would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement and the other Note Documents.

              (f) No Reportable Event has occurred, is planned or is reasonably expected to occur, with respect to any Plan and no condition or event currently exists or currently is expected to occur that could result in any such Reportable Event. No amendment with respect to which security is required under
Section 307 of ERISA or Section 401(a)(29) of the Code has been made or is reasonably expected to be made to any Plan. The Company and each ERISA Affiliate has made all contributions required to be made by such person to each Plan as and when such contributions have become due. No Plan has any Underfunding that is reasonably likely to have a Material Adverse Effect.

3.16     INVESTMENT COMPANY ACT.

         The Company is not, and will not be as a result of the transactions contemplated by this Agreement and the other Note Documents, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

3.17     NO RESTRICTIONS ON AFFILIATES.

         The Company is not a party to any agreement that would purport to impose restrictions or limitations on the Purchasers or any of their Affiliates.

3.18     SUBSIDIARIES.

              (a) SCHEDULE 3.1 sets forth a list of all of the Subsidiaries of the Company. All of the outstanding shares of Capital Stock of the Subsidiaries of the Company are owned of record and beneficially by the Company, free and clear of all Liens.

              (b) All outstanding shares of Capital Stock of Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of any Subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Subsidiaries may vote. There are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any Subsidiary of the Company is a party or by which any of them is bound obligating the Company or any Subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Capital Stock or other voting securities of any Subsidiary of the Company or obligating the Company or any Subsidiary of the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding obligations of the Company or any Subsidiary of the Company to repurchase, redeem or otherwise acquire any shares of Capital Stock of any Subsidiary of the Company.

              (c) Except for the Company's interest in its Subsidiaries, neither the Company nor any Subsidiary of the Company owns, directly or indirectly, any interest or Investment in the form of debt or equity in any Person, and neither the Company nor any Subsidiary of the Company is subject to any obligation or requirement to provide for or to make any Investment in any Person.

3.19     ENVIRONMENTAL MATTERS.

         Except as disclosed in SCHEDULE 3.19, the Company and each Subsidiary of the Company is in compliance with and has all permits, authorizations and approvals required under all applicable Environmental Laws except such as could not reasonably be expected to result in a Material Adverse Effect. There has been no Release or threatened Release, in, on, under or affecting any property owned, leased, controlled or operated by the Company or any Subsidiary of the Company or by the Company or any of its Subsidiaries into the environment. There is no pending, or, to the knowledge of the Company, threatened action, suit, demand, demand letter, claim, lien, notice of noncompliance or violation, investigation, proceeding or inquiry of or against the Company or any Subsidiary of the Company by any Governmental Authority or other Person relating to any actual or potential violations or liability under any Environmental Law. Neither the Company nor any Subsidiary of the Company has assumed any liabilities or obligations arising under Environmental Laws in connection with properties or facilities previously owned, leased or operated by the Company or any Subsidiary of the Company or their predecessors. To the knowledge of the Company, there are no underground or aboveground storage tanks, incinerators or surface impoundments at, on or about, under or within any property, owned, leased, controlled or operated by the Company or any Subsidiary of the Company, and no such tanks, incinerators or impoundments have been removed from any such property. Neither the Company nor any Subsidiary of the Company has used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any Hazardous Materials to any place or location, with respect to which it has incurred or, in the future, could reasonably be expected to incur, liability under any Environmental Law. Except as disclosed in SCHEDULE 3.19, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by a Person or Governmental Authority against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

3.20     INTELLECTUAL PROPERTY, ETC.

              (a) The Company or its Subsidiaries own or possess patents, patent applications, licenses, trademarks, trademark registrations, trademark applications, servicemarks, servicemark registrations, servicemark applications, trade names, copyright, copyright registrations, trade secrets, know how (including any unpatented and/or unpatentable proprietary or confidential information, systems, procedures or formulae), inventions or other intellectual property (collectively, the "INTELLECTUAL PROPERTY") that are necessary for the operation of their respective businesses as presently conducted and as currently proposed to be conducted. No claim is pending or, to the knowledge of the Company, threatened to the effect that the Company or its Subsidiaries infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company or its Subsidiaries or which the Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, or is inadequate to protect the interests of the Company and its Subsidiaries and, to the knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened).

              (b) Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or its Subsidiaries or that would conflict with the respective businesses of the Company and its Subsidiaries as presently or proposed to be conducted. Neither the execution nor delivery of this Agreement or the other Note Documents, nor the carrying on of the business of the Company and its Subsidiaries as presently or proposed to be conducted, will, to the knowledge of the Company, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of their respective employees is now obligated. The Company does not reasonably believe that it is or will be necessary to utilize any Intellectual Property of any of its employees made prior to their employment by the Company or its Subsidiaries, except for Intellectual Property that has been assigned to the Company or its Subsidiaries and which is disclosed in SCHEDULE 3.20 hereto.

3.21     NO PUBLIC OFFER.

         Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.1 of this Agreement, the offer, sale and issuance of the Notes will be exempt from the registration requirements of
Section 5 of the Securities Act, and the Notes will have been registered or qualified (or be exempt from registration or qualification) under applicable state securities laws. Neither the Company nor anyone acting on its behalf has offered to any Person securities of the Company, nor any part thereof, nor any instruments convertible, exercisable, or exchangeable into such securities, or has solicited from any Person any offer to acquire the same, in a manner so as to make the transactions contemplated by this Agreement not exempt from the registration requirements of Section 5 of the Securities Act or any state securities laws.

3.22     INSURANCE.

         The Company and its Subsidiaries maintain property, casualty, general liability and other insurance policies with coverage limits in amounts and with carriers as in each case are customary in accordance with sound business practices and which the Company reasonably believes are adequate in the circumstances. The Company has given in a timely manner to its insurers all notices required to be given under such insurance policies with respect to all material claims and actions covered by insurance, and no insurer has denied coverage of any such claims or actions or reserved its rights in respect of or rejected any of such claims. Neither the Company nor any Subsidiary of the Company has received any notice or other communication from any such insurer canceling or materially amending any of such insurance policies, and no such cancellation is pending or threatened.

3.23     CERTAIN TRANSACTIONS.

                  Except as set forth on SCHEDULE 3.23, (a) neither the Company nor any of its Subsidiaries is indebted directly or indirectly or has any obligations to any of their respective officers, directors or stockholders or to their respective spouses or children in any amount whatsoever, except for reasonable employee and director expense reimbursements and accrued directors' fees incurred in the ordinary course of business, (b) none of such officers, directors or stockholders, or any members of their immediate families, are indebted to the Company or any Subsidiary of the Company or have any direct or indirect ownership interest in any Person with which the Company or any Subsidiary of the Company has a business relationship (other than ownership interests of less than 5% in a publicly traded company), or any Person that competes with the Company or any Subsidiary of the Company (other than ownership interests of less than 5% in a publicly traded competitor), and (c) no officer, director or 10% shareholder, or any member of his immediate family, has a direct or material indirect financial interest in any material contract with the Company or any Subsidiary of the Company other than in the Benefit Plans.

3.24     USE OF PROCEEDS.

         All proceeds from the issuance of the Notes will be used by the Company only in accordance with the provisions of the second paragraph of the recitals to this Agreement. No part of the proceeds from the issuance of the Notes will be used by the Company to purchase or carry any "margin securities" as that term is defined in Regulation T, U or X of the Federal Reserve System, each as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

3.25     CERTAIN EMPLOYEE MATTERS.

         To the Company's knowledge, no employee of the Company or any Subsidiary of the Company, nor any consultant with whom the Company or any Subsidiary of the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any Subsidiary of the Company because of the nature of the business to be conducted by the Company or any Subsidiary of the Company; and to the Company's knowledge the continued employment by the Company or any Subsidiary of the Company of its present employees, and the performance of the contracts of the Company and its Subsidiaries with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company or any Subsidiary of the Company, nor does the Company or any Subsidiary of the Company have a present intention to terminate the employment of any officer or key employee.

3.26     NO MATERIAL MISSTATEMENTS OR OMISSIONS.

         Neither this Agreement nor any of the Note Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. There is no fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company or its Subsidiaries that has not been disclosed to the Purchasers in writing by the Company that could result in a Material

Adverse Effect, including, without limitation, through disclosure in the SEC Documents. The financial statements and other related financial data furnished to the Purchasers by or at the direction of the Company in connection with the negotiation of this Agreement do not contain any material misstatement of fact and, when considered with all other written statements furnished to the Purchasers in that connection, such financial statements, related financial data and reserve reports do not omit to state a material fact or any fact necessary to make the statements contained therein not misleading. The circumstances and events that are not required to be identified on the Schedules hereto by reason of the materiality qualifications contained in the representations and warranties in this Article III, or which are otherwise within such qualifications, in the aggregate do not have, and could not reasonably be expected to have, a Material Adverse Effect on the Company when taken in the context of all of the assets, obligations and operations of the Company.

3.27     FEES AND COMMISSIONS.

         Except as set forth on SCHEDULE 3.27, the Company has not retained, nor are any fees due from the Company to, any intermediary retained by such party, any finder, broker, agent, financial advisor, or other intermediary, in connection with the transactions contemplated by this Agreement and the other Note Documents.

3.28     COMMON STOCK OWNERSHIP.

         Prior to the Approval, the shares issuable upon conversion of the First Tranche of the Notes shall represent less than 20% of the Company's outstanding Common Stock as of the Closing Date for such Notes. The Company has not issued any other securities which would be required to be integrated with the sale of the Notes pursuant to this Agreement or the issuance of the shares of Common Stock upon conversion of the Notes for purposes of the rules of the Nasdaq Stock Market.



                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

4.1      REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

         Each Purchaser represents and warrants to the Company, severally solely as to itself and not jointly, as of the date hereof as follows:

              (a) PURCHASE FOR ITS OWN ACCOUNT. Such Purchaser is purchasing the Notes for its own account, without a view to the distribution thereof in violation of the Securities Act, all without prejudice, however, to the right of such Purchaser at any time, in accordance with this Agreement or the Note Documents, lawfully to sell or otherwise to dispose of all or any part of the Notes held by it.

              (b) ACCREDITED PURCHASER. Such Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

              (c) AUTHORITY, ETC. Such Purchaser has the power and authority to enter into and perform this Agreement and the other Note Documents and the execution and performance hereof have been duly authorized by all proper and necessary action; this Agreement and the other Note Documents constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except insofar as the enforceability thereof may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) by general principles of equity and public policy (regardless of whether considered at law or in equity).

              (d) SECURITIES ACT COMPLIANCE. Such Purchaser understands that the Company has not registered the Notes under the Securities Act, and each Purchaser agrees that the Notes may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in Article VIII hereof.

              (e) ACCESS TO INFORMATION; KNOWLEDGE AND EXPERIENCE. Such Purchaser (i) has been furnished with or has had access to the information such Purchaser has requested from the Company, (ii) has had an opportunity to discuss with management of the Company the business and financial affairs of the Company and (iii) has such knowledge and experience in business and financial matters and with respect to investments in securities similar to the Notes that it is capable of evaluating the risks and merits of this investment. Such Purchaser's representations in this subsection shall in no way limit the enforceability of any representation made by the Company in any of the Note Documents.

              (f) LIQUIDITY. Such Purchaser has no need for liquidity in its investment in the Notes and is able to bear the economic risk of its investment in the Notes and the complete loss of all of such investment.

              (g) RISKS. Such Purchaser recognizes that an investment in the Company involves certain risks, and has taken full cognizance of, and understands all of, the risk factors related to the purchase of the Notes, including, without limitation, the following: (i) the risk factors and additional business risks disclosed in the SEC Documents, and (ii) the fact that the Company needs additional capital at this time to continue its operations.

              (h) DOMICILE. Each individual Purchaser maintains his or her principal residence in the state indicated on SCHEDULE I hereto. Each Purchaser that is an entity maintains its principal business at the office indicated on
SCHEDULE I hereto.

              (i) The Purchasers covenant and agree that they will not seek to convert any Notes prior to the Approval.

                                   ARTICLE V

                             CONDITIONS TO PURCHASE

5.1      CONDITIONS TO OBLIGATIONS OF PURCHASERS ON EACH CLOSING DATE.

         The obligations of the Purchasers to purchase the Notes on each Closing Date hereunder is subject to the satisfaction of the following conditions:

              (a) OFFICERS' CERTIFICATE. On each Closing Date, the Purchasers shall have received a certificate dated such date signed by an Authorized Officer stating that all of the applicable conditions set forth in this SECTION
5.1 have been satisfied or waived as of such date, the provisions of which shall be reasonably satisfactory to PEP.

              (b) ORGANIZATIONAL DOCUMENTATION, ETC. On or prior to each Closing Date, PEP shall have received true and complete certified copies of the following documents of the Company, the provisions of which shall be reasonably satisfactory to PEP:

                  (i) a copy of the Articles of Incorporation, which shall be certified and be accompanied by a good standing certificate from the jurisdiction of the Company's organization and good standing certificates from the jurisdictions in which it is required to be qualified to do business as a foreign corporation, each to be dated a recent date prior to each Closing Date; and

                  (ii) a copy of the Bylaws, certified as of each Closing Date by its corporate secretary.

              (c) CORPORATE PROCEEDINGS. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Note Documents shall be satisfactory in form and substance to PEP, and the Purchasers shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Purchasers reasonably may have requested from the Company or any Subsidiary thereof in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. Without limiting the foregoing, PEP shall have received resolutions of the Board approving and authorizing such documents and actions as are contemplated hereby in form and substance reasonably satisfactory to PEP including without limitation the execution and delivery of all Note Documents to be executed by the Company, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

              (d) NOTE PURCHASE AGREEMENT. The Purchasers shall have received, in form and substance satisfactory to them and their counsel, a duly executed copy of this Agreement and the other Note Documents, together with such additional documents, instruments and certificates as PEP shall require in connection therewith, each in form and substance satisfactory to PEP.

              (e) AMOUNT OF AGGREGATE PURCHASE. The Purchasers shall have purchased an aggregate of $1,425,000 of Notes at the Closing for the First Tranche of Notes and, provided the Approval is obtained, agree to purchase an additional $1,575,000 of Notes at the Closing of the Second Tranche of Notes.

              (f) NOTES. There shall have been delivered to the Purchasers the Notes executed by the Company, substantially in the form attached as Exhibit A-1 for Notes purchased at the Closing for the First Tranche of Notes and in the form attached as Exhibit A-2 for Notes to be purchased at the Closing for the Second Tranche of Notes.

              (g) NO DEFAULT. No Default or Event of Default shall exist.

              (h) NO LITIGATION. No action, proceeding, judgment, investigation, order, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental Authority or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

              (i) OPINION OF COUNSEL. On the Closing Date, the Purchasers shall have received an opinion addressed to the Purchasers and dated the Closing Date, in form and substance satisfactory to the Purchasers, from Ellis, Funk, Goldberg, Labovitz & Dokson, P.C., counsel to the Company, which opinion shall be in the form of EXHIBIT C hereto.

              (j) REQUISITE APPROVALS. Prior to each Closing Date, the Company shall have obtained copies of all required governmental and third party consents, licenses, Permits, waivers and approvals including the Nasdaq National Market and Nasdaq SmallCap Market, as applicable, relating to the transactions contemplated by this Agreement and the other Note Documents, which consents, licenses, Permits, waivers and approvals shall be in effect and in form and substance acceptable to PEP.

              (k) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF COVENANTS. Each representation and warranty of the Company contained herein and in the other Note Documents and in any certificates or other instruments delivered pursuant to any of the foregoing shall be correct in all material respects (except where any representation or warranty has already been qualified as to materiality, in which case such representation or warranty shall be correct in all respects) as though made on and as of each Closing Date. The Company shall have satisfied each of the conditions precedent set forth herein on and as of each Closing Date.

              (l) FINANCIAL STATEMENTS. Prior to the Closing Date, the Purchasers shall have received true and complete copies of the financial statements referred to in Section 3.7 of this Agreement.

              (m) LEGAL MATTERS. All matters relating to this Agreement and the other Note Documents and the transactions contemplated hereby and thereby shall be satisfactory to PEP.

              (n) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents that are to occur on or before each Closing Date shall have occurred, all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to PEP and its counsel, and PEP and its counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

              (o) STOCKHOLDER APPROVAL. Stockholder approval of the issuance of the Notes to the Purchasers shall be a condition to the Closing of the Second Tranche of Notes.

              (p) CONVERSION PRICE FOR SECOND TRANCHE. As a condition to the closing of the Second Tranche of Notes, the Company and PEP shall have agreed upon the Conversion Price for the Second Tranche of Notes, which Conversion Price shall not be less than 60% of the average Sale Price of the Common Stock during the last ten (10) trading days preceding the Closing Date for the Second Tranche of Notes.

              (q) NO MATERIAL ADVERSE EFFECT. The Company shall not have suffered a Material Adverse Effect from and after the date of this Agreement.

              (r) FEES TO AGENT. On the Closing Date for the First Tranche of Notes, the Company shall pay to C.E. Unterberg, Towbin ("Agent") a non-refundable cash fee of $125,000. On the Closing Date for the Second Tranche of Notes, the Company shall pay to Agent an additional non-refundable cash fee of $125,000.

              (s) MISCELLANEOUS. Such other conditions precedent deemed appropriate by PEP.

5.2      CONDITIONS TO OBLIGATIONS OF THE COMPANY ON EACH CLOSING DATE.

         The obligations of the Company to issue the Notes on each Closing Date hereunder is subject to the satisfaction of the following conditions:

              (a) NOTE PURCHASE AGREEMENT. The Company shall have received, in form and substance satisfactory to it and its counsel, a duly executed copy of this Agreement.

              (b) AMOUNT OF AGGREGATE PURCHASE. The Purchasers shall have purchased an aggregate of $1,425,000 of Notes at the Closing for the First Tranche of Notes and, provided the Approval is obtained, the Purchasers shall have purchased an additional $1,575,000 of Notes at the Closing of the Second Tranche of Notes.

              (c) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF COVENANTS. Each representation and warranty of the Purchasers contained herein shall be correct in all material respects (except where any representation or warranty has already been qualified as to materially, in which case such representation or warranty shall be correct in all respects) as though made on and as of each Closing Date. The Purchasers shall have satisfied each of the conditions precedent set forth herein on and as of each Closing Date.

              (d) CONVERSION PRICE FOR SECOND TRANCHE. As a condition to the closing of the Second Tranche of Notes, the Company and PEP shall have agreed upon the Conversion Price for the Second Tranche of Notes, which Conversion Price shall not be less than 60% of the average Sale Price of the Common Stock during the last ten (10) trading days preceding the Closing Date for the Second Tranche of Notes.

                                   ARTICLE VI

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  The Company covenants and agrees with each Purchaser that, until the principal of and interest on each Note, all fees and all other expenses or amounts payable under the Notes shall have been paid in full, unless the Requisite Purchasers shall otherwise consent in writing, the Company will, and will cause each of its Subsidiaries to, comply with each of the following covenants. Thereafter, the Company further agrees with each Purchaser that the Company will, and will cause each of its Subsidiaries to, comply with each of the covenants set forth in Sections 6.1, 6.7, 6.9 and 6.10 hereunder until all of its Obligations are satisfied.

6.1      SECURITIES LAWS.

         The Company will comply with all applicable federal and state securities laws, rules, regulations and Orders in connection with the conversion of the Notes. The Company will continue to use good faith efforts to continue the listing or trading of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the OTC Bulletin Board or any other relevant market or quotation system, if applicable. However, the Company cannot assure the Purchasers that the Company's Common Stock will not be delisted from the Nasdaq National Market and/or Nasdaq SmallCap Market. The Company will comply with the Company's reporting, filing, listing and other requirements thereunder including, without limitation, the listing of the Common Stock issuable upon conversion of the Notes or other obligations under the rules of the Nasdaq Stock Market, National Association of Securities Dealers or any other relevant market or quotation system.

6.2      PRESS RELEASES.

         The Company shall not, except to the extent required by Applicable Law, or any regulation promulgated under the Exchange Act or the Securities Act, issue any press release or otherwise make any public statement or announcement with respect to this Agreement that identifies any Purchaser without the prior written consent of such Purchaser, which shall not be unreasonably withheld. In the event the Company is required by Applicable Law or regulation to issue a press release or otherwise make a public statement or announcement with respect to this Agreement, the other Note Documents or the transaction contemplated hereby prior to or after the Closing that identifies the Purchasers, the Company shall consult with the Purchasers on the form and substance of such press release or other disclosure and provide the Purchasers with reasonable prior written notice of the complete content of such disclosure and the reasons therefor.

6.3      FINANCIAL STATEMENTS, REPORTS, ETC.

         Furnish to each Purchaser holding Notes with an outstanding aggregate principal amount at least equal to $500,000 promptly after the same becomes available, but in any event by no later than ten (10) days from the filing thereof, copies of all periodic and other SEC Documents reports, proxy statements, other materials and amendments to any of the foregoing filed by the

Company or any Subsidiary of the Company with the Commission, or with the Nasdaq National Market, Nasdaq SmallCap Market, OTC Bulletin Board and any national securities exchange, or distributed to its stockholders, as the case may be.

6.4      LITIGATION AND OTHER NOTICES.

         Upon the Company obtaining knowledge thereof, furnish to each Purchaser prompt written notice of the following:

              (a) any continuing Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

              (b) the filing or commencement of, or any written threat or written notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company or any Affiliate thereof that if adversely determined could reasonably be expected to result in a Material Adverse Effect; and

              (c) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

6.5      RELATED PARTY TRANSACTIONS.

         The Company shall not enter into any material transactions with directors, officers or greater than five-percent shareholders on terms more favorable to such directors, officers or greater than five-percent shareholders than would be used with any unrelated third parties on an arms-length basis.


6.6      DIVIDENDS.

         No dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Common Stock of the Company, nor shall any shares of Common Stock of the Company be purchased, redeemed, or otherwise acquired for value by the Company.


6.7      COMPLIANCE.

         The Company shall comply with all applicable laws and regulations, where failure to comply would create a Material Adverse Effect.

6.8      FURTHER ASSURANCES.

         From time to time hereafter, the Company shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such additional instruments, certificates or documents, and shall take all such actions, as PEP may reasonably request, for the purposes of implementing or effectuating the Note Documents.

6.9      CURRENT PUBLIC INFORMATION.

The Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will use commercially reasonable best efforts to take such further action as any Holder may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC.

6.10     SEC REPORTING.

         The Company shall remain current in its SEC reporting obligations, and use its best efforts to remain eligible to file with the Securities and Exchange Commission a Form S-3 registration statement for a secondary offering.

6.11     STOCKHOLDER APPROVALS.

              (a) The Company will solicit stockholder ratification and approval of the transactions contemplated hereby at the Company's 2002 annual meeting of stockholders, currently anticipated to be held on June 11, 2002. The Company's Board of Directors will recommend approval of the transactions contemplated hereby by the stockholders of the Company.

              (b) The Company agrees that it will seek stockholder approval of any other stock issuances for which stockholder approval is required by the rules of the Nasdaq Stock Market.

6.12     INCURRENCE OF INDEBTEDNESS.

         The Company shall not incur any indebtedness or grant any liens on Company assets that are not approved by the Board.

6.13     RESERVATION OF SHARES.

         The Company agrees that it will duly and validly reserve at all times the Notes are outstanding a sufficient number of shares of Common Stock for issuance upon conversion into Common Stock of the principal amount and accrued interest under the Notes (including any additional Notes issued in payment of interest thereunder) without any further action required on the part of the Company (other than the Approval). When issued in accordance with the terms of this Agreement and the other Note Documents, such shares will be duly and validly issued, fully paid and nonassessable and will be free of any Liens or encumbrances other than Liens or encumbances created by Purchasers.

                                  ARTICLE VII

                             TRANSFER OF SECURITIES

7.1      RESTRICTION ON TRANSFER.

         The Restricted Securities shall not be transferable except a holder of Restricted Securities may transfer such Restricted Securities (i) to any Affiliate of such holder or (ii) upon the conditions specified in this Article VII, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer thereof.

7.2      RESTRICTIVE LEGENDS.

         Each certificate for the Restricted Securities and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 7.3 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF MAY__, 2002, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF."

7.3      NOTICE OF TRANSFER.

              (a) Each holder shall, prior to any Transfer of any Restricted Securities (other than a Transfer referenced in clause (i) of Section 7.1 above), give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this
Section 7.3 in making such proposed Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon the reasonable request by the Company, the holder delivering such notice shall deliver at the expense of the Company a written opinion, addressed to the Company, of counsel for such holder (which may be one of its internal counsels), stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration of such Restricted Securities under the Securities Act or applicable state securities laws. Such holder shall thereupon be entitled to Transfer the Restricted Securities in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion, within five days after delivery of such notice or, if the Company does request such opinion, upon its receipt thereof. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 7.2 above unless (i) such opinion of counsel is to the effect that registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legend.

              (b) Notwithstanding the foregoing provisions of this Section 7.3, the restrictions imposed by this Section 7.3 upon the transferability of any Restricted Securities shall cease and terminate when (i) any such Restricted Securities are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by paragraph (a) above in a manner that does not require that the Restricted Securities so transferred continue to bear the legend set forth in Section 7.2 above or (ii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities under Rule 144(k). Whenever the restrictions imposed by this Section shall terminate, upon the written request of the holder of any Restricted Securities as to which such restrictions have terminated, as promptly as practicable but in any event within ten (10) Business Days of receipt of such request, the Company shall, without charge, issue, register and deliver a new instrument not bearing the restrictive legend set forth in Section 7.2 above and not containing any other reference to the restrictions imposed by this Section.


                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1      NOTICES.

         All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

                  (i)  if to the Company, to:

                           ServiceWare Technologies, Inc.
                           333 Allegheny Avenue
                           Suite 301 North
                           Oakmont, PA 15139
                           Attention: Chief Executive Officer
                           Telephone No.:  (412) 826-1158
                           Telecopier No.: (412)
                  with a copy to:

                           Ellis, Funk, Goldberg, Labovitz & Dokson, P.C. 3490 Piedmont Road
                           Suite 400
                           Atlanta, Georgia 30305
                           Attention: Robert B. Goldberg, Esq.
                           Telephone No.:  (404) 233-2800
                           Telecopier No.: (404) 233-2188

                  (ii) if to any Purchaser, to such Purchaser's address set
                       forth in SCHEDULE 1 hereto.

                  with a copy to:

                           Mintz Levin Cohn Ferris Glovsky and Popeo P.C. Chrysler Center
                           666 Third Avenue
                           New York, New York  10017
                           Attention: Ken Koch, Esq.
                           Telephone No.: (212) 935-3000
                           Telecopier No.: (212) 983-3115

                  Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (A) on the day of actual delivery in the case of personal delivery, (B) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) upon receipt in the case of mailing or (D) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

8.2      SURVIVAL OF AGREEMENT.

         All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Note Documents. No termination or cancellation (regardless of cause or procedure) of this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to any transaction or event occurring prior to such termination or cancellation, or any of the representations contained in this Agreement and the other Note Documents and all such undertakings, agreements, covenants, warranties and representations shall unless otherwise provided herein survive such termination or cancellation until payment in full of the Notes and performance of all Obligations and all other monetary amounts due under this Agreement. The Company further agrees that to the extent the Company makes a payment or payments to the Purchasers under this Agreement or any other Note Document, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or United States federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the Purchasers. The Purchasers shall be entitled to rely upon, and shall be deemed to have relied upon, all representations, warranties and covenants to be performed prior to the Closing Date contained in any Note Document, notwithstanding any knowledge of the Purchasers to the contrary, or any contrary information delivered to the Purchasers by the Company or any other Person.

8.3      SUCCESSORS AND ASSIGNS.

         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of the Company or the Purchasers that are contained in this Agreement or any other Note Document shall bind and inure to the benefit of their respective successors and permitted assigns except that the Company shall not assign its rights or obligations hereunder without the consent of the Requisite Purchasers. Each Purchaser shall have the right, subject to the provisions of Article VII hereof, to assign or otherwise transfer its rights under this Agreement or any Notes held by it.

8.4      FEES, COSTS AND EXPENSES.

         All fees, costs and expenses (including attorneys' fees and expenses) incurred by the parties hereto in connection with the preparation, negotiation and execution of this Agreement, the other Note Documents and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party, except that the Company shall pay the reasonable legal fees of Mintz Levin Cohn Ferris Glovsky and Popeo P.C., counsel to PEP. In addition, the Company shall pay the reasonable cost of PEP's counsel to prepare, file and amend (as necessary) any Schedules 13D or 13G or Forms 3, 4 or 5 required to be filed by PEP with the SEC to report the transactions contemplated hereby and the conversion of the Notes into Common Stock.

8.5      INDEMNIFICATION.

            (a) In addition to all rights and remedies available to the Purchasers at law or in equity, the Company shall indemnify the Purchasers, each subsequent holder of the Notes and their respective affiliates, stockholders, officers, directors, employees, agents, representatives, counsel, successors and permitted assigns (collectively, the "INDEMNIFIED PERSONS") and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax (including any taxes imposed with respect to such indemnity payments), penalty, fine or expense, whether or not arising out of any claims by or on behalf of any company or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "LOSSES") which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                  (i) any misrepresentation or breach of warranty on the part of the Company under Article III of this Agreement;

                  (ii) without duplication of subsection (a)(i) above, any misrepresentation in or omission from any of the representations, warranties, statements, schedules and exhibits hereto, certificates or other instruments or documents furnished to Purchasers by the Company made in or pursuant to this Agreement;

                  (iii) any nonfulfillment or breach of any covenant or agreement on the part of the Company under this Agreement or any other Note Document; and

                  (iv) any action, demand, proceeding, investigation or claim by any third party (including, without limitation, Governmental Authorities) against or affecting the Company which, if successful, would give rise to or evidence the existence of or relate to a breach of any of the representations, warranties or covenants of the Company under this Agreement or any other Note Document.

              (b) All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby indefinitely, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Purchasers and/or any of the Indemnified Persons or the acceptance by the Purchasers of any certificate or opinion. In addition, for purposes of determining whether there has been a breach, and the amount of any Losses that are the subject matter of a claim for indemnification hereunder, each representation and warranty contained in this Agreement shall be read without regard and without giving effect to any materiality or knowledge standard or qualification contained in such representation or warranty.

              (c) If for any reason the indemnity provided for in this Section
8.5 is unavailable to any Indemnified Person or is insufficient to hold each such Indemnified Person harmless from all such Losses arising with respect to the transactions contemplated by this Agreement, then the Company shall contribute to the amount paid or payable for such Losses in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and such Indemnified Person on the other but also the relative fault of the Company and the Indemnified Person as well as any relevant equitable considerations. In addition, the Company agrees to reimburse any Indemnified Person upon demand for all reasonable expenses (including legal counsel fees) incurred by such Indemnified Person or any such other Person in connection with investigating, preparing or defending any such action or claim. The indemnity, contribution and expenses reimbursement obligations that the Company has under this Section 8.5 shall be in addition to any liability that the Company may otherwise have. The Company further agrees that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuits, claims or other proceedings.

              (d) Any indemnification of the Purchasers or any other Indemnified Person by the Company pursuant to this Section 8.5 shall be effected by wire transfer of immediately available funds from the Company to an account designated by the Purchasers or any other Indemnified Person within fifteen (15) days after the determination of an obligation to the Company to make such indemnification pursuant to this Section 8.5.

8.6      GOVERNING LAW; CONSENT TO JURISDICTION.

              (a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT, THE NOTES AND THE OTHER NOTE DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

              (b) THE PARTIES TO THIS AGREEMENT AGREE THAT NON-EXCLUSIVE JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT SHALL LIE IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

              (c) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PURCHASERS TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

              (d) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE NOTES, THE OTHER NOTE DOCUMENTS OR ANY DOCUMENTS RELATED THERETO.

8.7      WAIVERS; AMENDMENTS.

              (a) No failure or delay of the Purchasers in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Purchasers hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Note Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

              (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Requisite Purchasers; PROVIDED that no such amendment, waiver or modification shall (i) reduce the principal amount of any Note or reduce the rate of interest thereon, or reduce any other amounts payable hereunder, without the written consent of each Purchaser affected thereby, (ii) postpone the scheduled date of payment of the principal amount of any Note, or any interest thereon, or any other amounts payable hereunder, or reduce the amount of, waive or excuse any such payment, without the written consent of each Purchaser affected thereby, (iii) change any of the provisions of this Section
8.7 or the definition of "Requisite Purchasers" or any other provision hereof specifying the number or percentage of Purchasers required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Purchaser, or (iv) increase the obligations of any Purchaser or otherwise disproportionately adversely affect any of the rights of any Purchaser under this Agreement, without the written consent of each Purchaser affected thereby.

8.8      INDEPENDENCE OF COVENANTS.

         All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

8.9      NO FIDUCIARY RELATIONSHIP.

         No provision in this Agreement or in any of the other Note Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by the Purchasers of the Company. Each Purchaser agrees that neither any Purchaser nor the respective controlling persons, officers, directors, partners, agents, employees or attorneys of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Notes and the shares of Common Stock issuable upon conversion thereof.

8.10     REMEDIES INDEPENDENT.

         The amounts payable by the Company at any time hereunder and under the Notes to each Purchaser shall be separate and independent debt and each holder of a Note shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes held by it and it shall not be necessary for any other holder to consent to, or be joined as an additional party in, any proceedings for such purposes.

8.11     CONSTRUCTION.

         The Company and the Purchasers acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Note Documents with its legal counsel and that this Agreement and the other Note Documents shall be construed as if jointly drafted by the Purchasers and the Company.

8.12     SEVERABILITY.

         Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

8.13     COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

8.14     HEADINGS.

         Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

8.15     ENTIRE AGREEMENT.

         This Agreement and the other Note Documents contain the entire agreement of the parties and supersede any and all prior agreements among the parties with respect to the subject matter hereof.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers, all as of the day and year first above written.

                          COMPANY
                          -------

                          SERVICEWARE TECHNOLOGIES, INC.


                          By:
                             --------------------------------------------------
                                Name:
                                Title:


                          PURCHASERS
                          ----------

                          C.E. UNTERBERG, TOWBIN PRIVATE
                          EQUITY PARTNERS II, L.P.

                          By:
                             --------------------------------------------------
                                Name:
                                Title:


                          C.E. UNTERBERG, TOWBIN PRIVATE
                          EQUITY PARTNERS II-Q, L.P.

                          By:
                             --------------------------------------------------
                                Name:
                                Title:


                          C.E. UNTERBERG, TOWBIN CAPITAL
                          PARTNERS I, L.P.

                          By:
                             --------------------------------------------------
                                Name:
                                Title:


                          MARJORIE AND CLARENCE E.
                          UNTERBERG FOUNDATION, INC.


                          By:
                             --------------------------------------------------
                                Name:
                                Title:

                          -----------------------------------------------------
                          WILLIAM NEWLIN

                          NATIONAL CITY RETIREMENT ACCOUNT
                          FBO WILLIAM NEWLIN

                          By:
                             --------------------------------------------------
                                Name:
                                Title:

                                   SCHEDULE 1
                                   ----------

                       INVESTORS AND ADDRESSES FOR NOTICES
                       -----------------------------------

 PURCHASER                                                                               PRINCIPAL AMOUNT OF
                                                                                           NOTES PURCHASED
----------------------------------------------------------------------------- --------------------- -------------------
                                                                                 First Tranche        Second Tranche
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Private Equity Partners II, L.P.(1)                             $   132,146         $   149,734
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Private Equity Partners II-Q, L.P.(1)                               867,854             983,360
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Capital Partners I, L.P.(1)                                         265,000             300,270
----------------------------------------------------------------------------- --------------------- -------------------
Marjorie and Clarence E. Unterberg Foundation, Inc.(1)                                     125,000             141,636
----------------------------------------------------------------------------- --------------------- -------------------
William R. Newlin(2)                                                                        25,000                 -0-
----------------------------------------------------------------------------- --------------------- -------------------
National City Bank of Pennsylvania, Trustee under the Agreement dated June                  10,000                 -0-
29, 1981, Buchanan Ingersoll, P.C. Retirement Plan Share of  William R.
Newlin(3)
----------------------------------------------------------------------------- --------------------- -------------------
TOTAL                                                                                  $ 1,425,000         $ 1,575,000
----------------------------------------------------------------------------- --------------------- -------------------


(1)      Address is 350 Madison Avenue, 11th Floor, New York, New York, 10017

(2)      Address is 752 Fleming Lane, Sewickley, Pennsylvania 15143

(3) Address is c/o National City Bank of Pennsylvania, Attn: Raymond J. Rafferty, 20 Stanwix Street, 16th Floor, Pittsburgh, Pennsylvania 15222, with a copy to Mr. Newlin at c/o Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219-1410

                                   EXHIBIT A-1


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF MAY ____, 2002, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.



                      10% SENIOR UNSECURED CONVERTIBLE NOTE

No.   1
U.S. $1,425,000.00                                       Dated:  May ___, 2002

                  FOR VALUE RECEIVED, the undersigned, SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of [______________] or its assigns (the "HOLDER"), with a place of business at [ ] the principal sum of One Million Four Hundred Twenty-five Thousand Dollars ($1,425,000) (plus any additional amounts payable as set forth herein) in immediately available lawful money of the United States of America, payable as set forth in Section 2, with interest payable as set forth in Section 3 until such unpaid principal amount shall become due and payable.

                  This Note is one of the Notes (herein called the "NOTES") issued pursuant to the Note Purchase Agreement, dated as of May____, 2002 (as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), by and among the Company and the other signatories thereto as purchasers. The Holder of this Note will be deemed, by its acceptance hereof:
(i) to have made the representations set forth in Article IV of the Note Purchase Agreement; and (ii) to have agreed to be bound by the terms and provisions of the Note Purchase Agreement.

                  No reference herein and no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, as prescribed herein or to convert this Note as provided. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement.

         1. CERTAIN DEFINITIONS.

              As used in this Note, the following terms shall have the following meanings:

              "CHANGE IN CONTROL" shall be deemed to have occurred at such time as any of the following events shall occur:

         (a) the consummation of any transactions, the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) other than the Purchasers, owns directly or indirectly, beneficially or of record, 35% or more of the issued and outstanding Common Stock on a fully diluted basis;

         (b) any transaction or event occurs as a result of which the Common Stock of the Company ceases (or will cease upon consummation or immediately following such transaction or event) to be listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market or listed for trading on the OTC Bulletin Board, "pink sheets" or any similar United States system for securities trading; or

         (c) the Company consolidates with or merges with or into another Person (other than a Subsidiary of the Company), or sells, conveys, transfers or leases all or substantially all of its properties and assets to any Person (other than a Subsidiary of the Company) or any Person (other than a Subsidiary of the Company) consolidates with or merges with or into the Company, as a result of which, the holders of the Company's Common Stock immediately prior to such transaction will own less than 50% of voting stock of the surviving or successor entity immediately after the transaction; or

         (d) as a result of the acquisition of stock in the Company by a person or group other than C.E. Unterberg, Towbin or affiliated Person, the current members of the Board (including any additional individuals elected to the Board with the consent of the Board and not at the suggestion of such person or group) no longer represent a majority of the Board of the Company.

              "CONVERSION NOTICE" has the meaning given to such term in Section 7(e) herein.

              "CONVERSION PRICE" means $.30, subject to adjustment from time to time as set forth in Section 7 below.

              "SALE PRICE" on any date means the closing sale price per share of Common Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, (i) as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or (ii) if such bid and ask prices are not reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, in a manner to be determined by the Company on the basis of such quotation as the Board considers appropriate in its reasonable discretion.

         2. PAYMENTS; MATURITY; RESTRICTIONS ON DISTRIBUTIONS.

         (a) Payment of principal of, and accrued and unpaid interest on, this Note or any other amounts then due to the Holder under this Note or any other Note Document, shall be made no later than 2:00 p.m., New York City Time, in whole, on November ___, 2003 (the "MATURITY DATE"), by wire transfer of immediately available funds to such account as the Holder shall have specified by written notice to the Company as provided in the Note Purchase Agreement, or in such other manner as instructed from time to time in writing by the Holder.

         (b) Whenever any payment (including principal of, premium, if any, or interest on this Note or other amount) hereunder or under any other Note Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such interest, or other amount, if applicable.

         (c) Neither the Company nor any of its Subsidiaries shall purchase, redeem or otherwise acquire this Note from the Holder except upon payment or prepayment thereof in accordance with the specific terms hereof and of the Note Purchase Agreement and, in any such purchase, redemption, prepayment or otherwise, the Company or such Subsidiary shall have offered to purchase, redeem or otherwise acquire, as the case may be, Notes from each holder of the other Notes at the time outstanding upon the same terms and conditions and on a PRO RATA basis (based upon the aggregate principal amount of the Notes then held by each such holder). Any Notes so purchased, redeemed or otherwise acquired by the Company or any Subsidiary of the Company shall be cancelled and not be deemed outstanding for any purpose.

              (d) Except to the extent otherwise provided herein, each payment of principal of the Notes by the Company shall be made for the account of the holders thereof PRO RATA in accordance with the respective unpaid principal amounts of the Notes held by them and each payment of interest on the Notes shall be made for the account of the holders thereof PRO RATA in accordance with the amounts of interest on such Notes then due and payable to the respective Purchasers.

              (e) All payments by the Company hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid hereunder.

              (f) So long as any Notes shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Common Stock of the Company, nor shall any shares of Common Stock of the Company be purchased, redeemed, or otherwise acquired for value by the Company until all amounts then due hereunder or any amounts hereunder in arrears shall have been paid in full, including any amounts due under Section 3(c) hereof.

         3. INTEREST.

              (a) Interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on this Note is payable on the unpaid principal amount hereof, accruing from the date hereof at a rate of ten percent (10%) per annum, payable semi-annually in arrears each October 31 and April 30, commencing October 31, 2002, until the principal hereof shall have become due and payable.

              (b) Interest may be paid, at the Company's option, (i) in cash,
(ii) by the delivery of an additional promissory note (a "PIK NOTE"), such PIK Note to be in the form of this Note and in the initial principal amount equal to the amount of interest then due on this Note, or (iii) in a combination of cash and PIK Notes.

              (c) If any payment (including principal of, premium, if any, or interest on this Note or other amount) due to a Holder hereunder or under any other Note Document is not paid when due hereunder or thereunder, then the overdue amount shall bear interest at a rate of twelve percent (12%) per annum compounded quarterly, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made. All such interest on overdue amounts shall be payable upon demand.

         4. RANKING.

                The obligations of the Company under the Notes shall rank senior, including without limitation, with respect to rights to principal, interest and other payments, and with respect to the distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, to subordinated Indebtedness of the Company and to all classes and series of Capital Stock of the Company. The obligations of the Company under the Notes shall rank on a pari passu basis with all other senior Indebtedness of the Company and shall be subordinate to existing or future senior secured Indebtedness of the Company.

         5. [INTENTIONALLY OMITTED]


         6. CHANGE IN CONTROL PREPAYMENT.

              (a) NOTICE OF CHANGE IN CONTROL. The Company shall, within five
(5) days following the occurrence of the Change in Control, give written notice of such Change in Control (a "CHANGE IN CONTROL NOTICE") to the Holder and such Change in Control Notice shall specify (i) the aggregate principal amount of the Indebtedness then outstanding hereunder, (ii) the amount of unpaid interest that will have accrued with respect to such Indebtedness to be prepaid as of the thirtieth (30th) day following the date of the Change in Control Notice (the "CHANGE IN CONTROL PREPAYMENT DATE") and (iii) the event or events constituting such Change in Control.

              (b) RIGHT TO PREPAYMENT. Notwithstanding any other terms of this Note, the Holder shall have the right, but not the obligation, to require the Company to prepay all, but not less than all, of the Indebtedness (including accrued and unpaid interest) outstanding hereunder, by delivering to the Company within fifteen (15) days after the Holder's receipt of a Change in Control Notice, written notice of the Holder's demand for prepayment ("CHANGE IN CONTROL PREPAYMENT NOTICE").

              (c) PREPAYMENT OF OBLIGATIONS. In the event that the Holder has delivered a Change in Control Prepayment Notice, on the Change in Control Prepayment Date the Company shall, notwithstanding any other terms of this Note, pay to the Holder, in cash, a repayment price equal to the sum of (i) the principal amount of the Indebtedness then outstanding hereunder, plus (ii) all accrued and unpaid interest to the Change in Control Prepayment Date.

7.       CONVERSION.

              (a) CONVERSION. Subject to and in compliance with the applicable provisions of this Section 7, the Holder shall have the right, at such Holder's option, at any time after the Approval and from time to time thereafter, to convert all or any portion of the principal amount or accrued and unpaid interest of this Note in increments of $25,000 (the "CONVERSION AMOUNT") into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (x) the portion of the Conversion Amount being converted by (y) the Conversion Price (as defined above), as last adjusted pursuant to Section 7(c) or 7(d) and then in effect, by surrender of this Note. Conversion shall be deemed to have been effected on the date when delivery of this Note is made pursuant to the provisions of the previous sentence.

              (b) FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock or scrip upon any conversion of this Note. The number of full shares of Common Stock issuable upon conversion shall be computed on the basis of the portion of the Conversion Amount to be converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of the full amount of the Conversion Amount, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the Sale Price of one share of such Common Stock on the date of conversion and (ii) such fractional interest.

              (c) ADJUSTMENTS TO CONVERSION PRICE.

                  If, after the date of this Note, the Company:

                  (1) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock or shares of other Capital Stock;

                  (2) subdivides its shares of Common Stock;

                  (3) combines its shares of Common Stock;

                  (4) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock); or

                  (5) makes a distribution to the holders of its Common Stock of its assets including shares of any Subsidiary or business unit of the Company or debt securities or rights to purchase the Notes (excluding ordinary cash dividends from current or retained earnings);

                  then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Note thereafter converted may receive the number of shares of Common Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Note immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment, a Holder of a Note upon conversion of such Note may receive shares of two or more classes of Captial Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this subsection (c) with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this subsection (c).

              (d) SALE OF SHARES BELOW CONVERSION PRICE.

                      (1) If at any time or from time to time after the date of
                  this Note, the Company issues or sells, or is deemed by the provisions of subparagraph (3) below to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as provided in Section 7(c) above, or in connection with the antidilution provisions set forth in this Section 7(d) hereof, for an Effective Price (as hereinafter defined) less than the then effective Conversion Price, then and in each such case, the then existing Conversion Price will be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be (i) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus
                  (ii) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such conversion price, and the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately after such issue or sale. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date will be the sum of (a) the number of shares of Common Stock actually outstanding, (b) the number of shares of Common Stock into which the then outstanding Notes could be converted if fully converted on the day immediately preceding the given date, and (c) the number of shares of Common Stock that could be obtained through the exercise or conversion in full of all other rights, options, warrants and convertible securities on the day immediately preceding the given date, regardless of whether or not such securities are fully exercisable for or convertible into Common Stock at such time.

                      (2) For the purposes of making any adjustment required
                  under this Section 7(d), the consideration received by the Company for any issue or sale of securities will (a) to the extent it consists of cash, be computed at the net amount of cash received by the Company without deduction of any expenses payable by the Company, (b) to the extent it consists of property other than cash, be computed at the fair market value of that property as reasonably determined by the Board , and
                  (c) to the extent that Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                      (3) For the purpose of the adjustment required under
                  subparagraph (1) above, if the Company issues or sells any rights or options for the purchase of, or stock or other securities exchangeable for or convertible into, Additional Shares of Common Stock (such exchangeable or convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price in effect, the Company will be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion or exchange thereof and to have received consideration for the issuance of such shares an amount equal to the total amount of consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events, including by reason of antidilution adjustments, the Effective Price will be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price will be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Conversion Price, as adjusted in each case upon the issuance of such rights, options or Convertible Securities, will be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the exchange or conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, will be readjusted to the Conversion Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or upon such conversion and that such Additional Shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to Notes converted into Common Stock prior to the readjustment.

                      (4) "Additional Shares of Common Stock" means all shares
                  of Common Stock issued by the Company or deemed to be issued pursuant to Section 7(d)(3), whether or not subsequently reacquired or retired by the Company, other than (A) options to purchase up to 8,819,620 shares of Common Stock reserved or to be reserved (after stockholder approval of a proposed increase) for issuance to employees, officers or directors of or consultants or advisors to the Company pursuant to the Company's Stock Option Plans and the shares of Common Stock issuable upon exercise of such options, (B) Convertible Securities outstanding as of the date of this Note and the shares of Common Stock issuable upon exercise or conversion of such Convertible Securities, and (c) shares of Common Stock issuable upon conversion of any Notes. The "Effective Price" of Additional Shares of Common Stock means the quotient determined by dividing (i) the aggregate consideration received, or deemed to have been received by the Company under
                  Section 7(d)(3), for the issuance of such Additional Shares of Common Stock, by (ii) the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this Section.

              (e) RESTRICTION ON MAXIMUM NUMBER OF SHARES TO BE ISSUED UPON CONVERSION. Notwithstanding any provision of this Section 7 to the contrary, in no event shall the aggregate number of shares of Common Stock issuable upon conversion of all Notes issued as a part of the Initial Tranche exceed twenty percent (20%) of the voting power of the Company's outstanding capital stock as of the date of this Note, determined in accordance with Rule 4350(i) of the Nasdaq Stock Market, until such time as the issuance of all of the Notes shall have been approved by the stockholders of the Company.

              (f) NOTICE OF ADJUSTMENT. Upon each adjustment of the Conversion Price, the Company shall give prompt written notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of this Note, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              (g) EXERCISE OF CONVERSION RIGHT. In order to exercise the Holder's conversion right hereunder, the Holder shall surrender this Note to the office of the Company and shall deliver to the Company written notice of such conversion (the "CONVERSION NOTICE") at least two (2) Business Days prior to the intended exercise thereof specifying the portion of the Conversion Amount to be converted into Common Stock. Upon receipt of any Conversion Notice, the Company shall within two (2) Business Days (or at such later time as to which the Company and the Holder may agree) deliver to the address of the Holder as set forth above, (i) at the Company's expense (including any stamp taxes or similar governmental charges), the appropriate number of duly or validly issued and fully paid and nonassessable shares of Common Stock and one or more stock certificates therefor (in such number and registered in such names as the Holder may direct), (ii) to the extent this Note is converted in part only, a new Note (with the same terms as this Note) in principal amount equal to the unconverted portion of such Note and, to the extent that the entire Conversion Amount is converted and fractional shares would otherwise be issued, cash pursuant to
Section 7(b). Such conversion shall be deemed to have been made immediately at the close of business on the Business Day of such surrender of this Note, and the Holder shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

              (h) SUFFICIENT SHARES OF EQUITY SECURITIES. Upon receipt of any Conversion Notice, the Company shall take all necessary measures, including the filing of an amendment to its Articles of Incorporation, to make available enough shares of Common Stock to allow the conversion to occur as promptly as practicable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such conversion, the Company will take such corporate actions as may, in the opinion of Holder's counsel, be necessary to increase the Company's authorized, unreserved and unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. Upon delivery, such shares shall be duly and validly issued and fully paid and nonassessable.

              (i) If at any time or from time to time while any principal amount of this Note is outstanding, there is a capital reorganization of the Common Stock or the merger or consolidation of the Company with or into another corporation or another entity or person or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares, as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization. In any such case, appropriate adjustment shall be made in the application of the provision of this subsection
(i) with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 7 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Note) shall be applicable after that event and be as nearly equivalent as practicable.

8.       EVENTS OF DEFAULT.

                  If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing:

              (a) PAYMENT OF PRINCIPAL. The Company shall fail to make any payment of principal on this Note when and as the same shall become due and payable including at the due date thereof, by acceleration or otherwise.

              (b) PAYMENT OF INTEREST AND FEES. The Company shall fail to make any payment of interest on this Note, or any fee or any other amount payable hereunder or under this Note when and as the same shall become due and payable including at the due date thereof, by acceleration or otherwise, and such failure shall continue unremedied for five (5) Business Days after the due date thereof.

              (c) COVENANT DEFAULTS. The Company shall default in the due observance or performance of any covenant or agreement to be observed or performed under any Note Document (other than a covenant which is dealt with specifically elsewhere in this SECTION 8) and such default shall continue unremedied for thirty (30) days after the occurrence of such default.

              (d) MISREPRESENTATIONS. Any representation, warranty or other statement made or furnished to the Purchasers by or on behalf of the Company, any Note Document or any instrument, certificate or financial statement furnished (in compliance with or in reference thereto) proves to have been false or misleading in any material respect when made or furnished and could be reasonably expected to result in a Material Adverse Effect.

              (e) OTHER DEFAULTS. The Company shall be in payment default on any Indebtedness (including any of the other Notes) which is outstanding in a principal amount in excess of $250,000 in the aggregate beyond any applicable period of grace, or if any event shall occur or condition shall exist in respect of any Indebtedness which is outstanding in a principal amount in excess of $250,000 or under any evidence of any such Indebtedness or of any mortgage, indenture or other agreement relating thereto, which shall have caused the acceleration of the payment of such Indebtedness without such Indebtedness being discharged or such acceleration having been cured, waived, rescinded or annulled.

              (f) VOLUNTARY INSOLVENCY AND RELATED PROCEEDINGS. The Company or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief or reorganization under Title 11 of the United States Code, or any other federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for, consent to the appointment of, or a court of competent jurisdiction shall enter an order appointing, a receiver, trustee, custodian, sequestrator or officer with similar powers of itself or for any substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) fail generally to pay its debts as they become due, (vii) shall be adjudicated insolvent or (viii) take any corporate or stockholder action in furtherance of any of the foregoing.

              (g) INVOLUNTARY INSOLVENCY AND RELATED PROCEEDINGS. (i) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (x) relief in respect of the Company or any of its Subsidiaries or of any substantial part of the property or assets thereof, under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (y) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such Person or for any substantial part of its property or (z) the winding-up or liquidation of any such Person, and any such proceeding, petition or order shall continue unstayed and in effect for a period of sixty (60) consecutive days or
(ii) a warrant of attachment, execution or similar process shall be issued against any substantial part of the property of the Company and the enforcement of such attachment, execution or similar process is not stayed pending appeal.

              (h) BUSINESS DISRUPTION; CONDEMNATION. There shall occur a cessation of a substantial part of the business of the Company for a period which significantly affects the Company's capacity to continue its business, on a profitable basis; or the Company shall suffer the loss or revocation of any license or permit now held or hereafter acquired by the Company which is necessary to the continued or lawful operation of its business; or the Company shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which the Company leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term; or any material portion of any property of the Company shall be taken through condemnation or the value of such property shall be impaired through condemnation.

              (i) CHALLENGE TO NOTE DOCUMENT. This Note or any other Note Document shall cease to be in full force and effect and enforceable in accordance with its terms, or the Company shall assert the invalidity of any of the foregoing.

              (j) JUDGMENTS. A judgment or judgments for the payment of money in excess of $200,000 in the aggregate shall be rendered against the Company and the same shall not (i) be fully covered by insurance or other comparable bond, or (ii) within sixty (60) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within sixty (60) days after the expiration of any such stay; then, and in any such event (other than an event described in paragraphs (f) or (g) above), and at any time thereafter during the continuance of such event, the Holder may, take any of the following actions and at the same or different times: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid principal of this Note, together with accrued but unpaid interest thereon and all other Obligations under the Note Documents, shall become forthwith due and payable in full in cash, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any other Note Document to the contrary notwithstanding, or (ii) exercise any and all other remedies provided under any Note Document upon the occurrence and continuance of an Event of Default; PROVIDED, HOWEVER, that with respect to the occurrence of an Event of Default described in paragraphs (g) or (h) above, the principal of this Note, together with accrued but unpaid interest and fees hereon and any other liabilities of the Company to the Holder accrued hereunder or any other Note Document, shall automatically become due and payable in full in cash, all without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any other Note Document to the contrary notwithstanding.

              (k) (i) Any Reportable Event with respect to a Plan shall occur;
(ii) the Company or any ERISA Affiliate shall be notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Mulitemployer Plan in an amount which, when aggregate with all other withdrawal liabilities incurred by the Company or any ERISA Affiliate (determined as of the date of such notification) has or is reasonably likely to have a Material Adverse Effect; (iii) the Company or any ERISA Affiliate shall be notified by the sponsor of a Mulitemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, partitioned or reorganized, within the meaning of Title IV of ERISA, if liability of the Company and its ERISA Affiliates resulting from such reorganization, termination, partitioning or reorganization has or is reasonably likely to have a Material Adverse Effect; or
(iv) the Company or any ERISA Affiliate incur aggregate liabilities in connection with a withdrawal from a Multiple Employer Plan or the termination of a Multiple Employer Plan that have or are reasonably likely to have a Material Adverse Effect.

9.       AMENDMENTS, ETC.

                  No amendment or waiver of any provision of this Note, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.      NOTICES, ETC.

                  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the first page hereof or at such other address as such party may designate by five (5) days advance written notice to the other parties hereto.

11.      LOST, ETC. SECURITIES.

                  Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if the Holder is a financial institution or other institutional investor, its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender of this Note, the Company shall, without charge, issue, register and deliver in lieu of such Note a new Note of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Note. Any such new Note shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at any time enforceable by any Person.

12.      NO WAIVER; REMEDIES.

                  No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder or under this Note shall operate as a waiver hereof, nor shall any single or partial exercise of any right hereunder or under this Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13.      COSTS, EXPENSES AND TAXES.

                  The Company agrees to pay the Holder on demand after and during the continuation of an Event of Default all reasonable costs and expenses arising in connection with the administration, enforcement and collection of this Note and the other documents to be delivered hereunder, including, without limitation, reasonable attorneys' fees and expenses and court costs of the Holder with respect thereto and with respect to advising the Holder as to its rights and responsibilities under this Note. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Note, or the conversion of this Note to Common Stock pursuant to Section 7 hereof, and any other documents to be delivered hereunder, and agrees to save the Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

14.      ENTIRE AGREEMENT.

                  This Note and the Note Purchase Agreement contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

15.      SUCCESSORS AND ASSIGNS.

                  The respective rights and obligations of the Company and the Holder shall be binding upon and inure to the benefit of their respective successors and assigns, except that the Company may not assign this Note without the consent of the Holder; PROVIDED, HOWEVER, that subject to the provisions of this Note, such consent shall not be required in connection with a merger of the Company with or into another Person or the sale of all or substantially all of the assets of the Company.

16.      GOVERNING LAW.

                  This Note shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, as if this Note were an agreement to be fully performed in New York.

                  IN WITNESS WHEREOF, the Company has caused this 10% Senior Unsecured Convertible Note to be executed by its duly authorized representative as of the date first above written.

                                       SERVICEWARE TECHNOLOGIES, INC.



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT A-2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF MAY ____, 2002, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.



                      10% SENIOR UNSECURED CONVERTIBLE NOTE

No.   1
U.S. $1,575,000.00                                      Dated:  June  ___, 2002

                  FOR VALUE RECEIVED, the undersigned, SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of [______________] or its assigns (the "HOLDER"), with a place of business at [ ] the principal sum of One Million Five Hundred Seventy -five Thousand Dollars ($1,575,000) (plus any additional amounts payable as set forth herein) in immediately available lawful money of the United States of America, payable as set forth in Section 2, with interest payable as set forth in Section 3 until such unpaid principal amount shall become due and payable.

                  This Note is one of the Notes (herein called the "NOTES") issued pursuant to the Note Purchase Agreement, dated as of May ____, 2002 (as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), by and among the Company and the other signatories thereto as purchasers. The Holder of this Note will be deemed, by its acceptance hereof:
(i) to have made the representations set forth in Article IV of the Note Purchase Agreement; and (ii) to have agreed to be bound by the terms and provisions of the Note Purchase Agreement.

                  No reference herein and no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, as prescribed herein or to convert this Note as provided. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement.

         1. CERTAIN DEFINITIONS.

              As used in this Note, the following terms shall have the following meanings:

              "CHANGE IN CONTROL" shall be deemed to have occurred at such time as any of the following events shall occur:

            (a) the consummation of any transactions, the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) other than the Purchasers, owns directly or indirectly, beneficially or of record, 35% or more of the issued and outstanding Common Stock on a fully diluted basis;

            (b) any transaction or event occurs as a result of which the Common Stock of the Company ceases (or will cease upon consummation or immediately following such transaction or event) to be listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market or listed for trading on the OTC Bulletin Board, "pink sheets" or any similar United States system for securities trading; or

            (c) the Company consolidates with or merges with or into another Person (other than a Subsidiary of the Company), or sells, conveys, transfers or leases all or substantially all of its properties and assets to any Person (other than a Subsidiary of the Company) or any Person (other than a Subsidiary of the Company) consolidates with or merges with or into the Company, as a result of which, the holders of the Company's Common Stock immediately prior to such transaction will own less than 50% of voting stock of the surviving or successor entity immediately after the transaction; or

            (d) as a result of the acquisition of stock in the Company by a person or group other than C.E. Unterberg, Towbin or affiliated Person, the current members of the Board (including any additional individuals elected to the Board with the consent of the Board and not at the suggestion of such person or group) no longer represent a majority of the Board of the Company.

              "CONVERSION NOTICE" has the meaning given to such term in Section 7(e) herein.

              "CONVERSION PRICE" means $.___, subject to adjustment from time to time as set forth in Section 7 below.

              "SALE PRICE" on any date means the closing sale price per share of Common Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, (i) as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or (ii) if such bid and ask prices are not reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, in a manner to be determined by the Company on the basis of such quotation as the Board considers appropriate in its reasonable discretion.

         2. PAYMENTS; MATURITY; RESTRICTIONS ON DISTRIBUTIONS.

              (a) Payment of principal of, and accrued and unpaid interest on, this Note or any other amounts then due to the Holder under this Note or any other Note Document, shall be made no later than 2:00 p.m., New York City Time, in whole, on December ___, 2003 [18 months after the issuance date] (the "MATURITY DATE"), by wire transfer of immediately available funds to such account as the Holder shall have specified by written notice to the Company as provided in the Note Purchase Agreement, or in such other manner as instructed from time to time in writing by the Holder.

              (b) Whenever any payment (including principal of, premium, if any, or interest on this Note or other amount) hereunder or under any other Note Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such interest, or other amount, if applicable.

              (c) Neither the Company nor any of its Subsidiaries shall purchase, redeem or otherwise acquire this Note from the Holder except upon payment or prepayment thereof in accordance with the specific terms hereof and of the Note Purchase Agreement and, in any such purchase, redemption, prepayment or otherwise, the Company or such Subsidiary shall have offered to purchase, redeem or otherwise acquire, as the case may be, Notes from each holder of the other Notes at the time outstanding upon the same terms and conditions and on a PRO RATA basis (based upon the aggregate principal amount of the Notes then held by each such holder). Any Notes so purchased, redeemed or otherwise acquired by the Company or any Subsidiary of the Company shall be cancelled and not be deemed outstanding for any purpose.

              (d) Except to the extent otherwise provided herein, each payment of principal of the Notes by the Company shall be made for the account of the holders thereof PRO RATA in accordance with the respective unpaid principal amounts of the Notes held by them and each payment of interest on the Notes shall be made for the account of the holders thereof PRO RATA in accordance with the amounts of interest on such Notes then due and payable to the respective Purchasers.

              (e) All payments by the Company hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid hereunder.

              (f) So long as any Notes shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Common Stock of the Company, nor shall any shares of Common Stock of the Company be purchased, redeemed, or otherwise acquired for value by the Company until all amounts then due hereunder or any amounts hereunder in arrears shall have been paid in full, including any amounts due under Section 3(c) hereof.

         3. INTEREST.

              (a) Interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on this Note is payable on the unpaid principal amount hereof, accruing from the date hereof at a rate of ten percent (10%) per annum, payable semi-annually in arrears each October 31 and April 30, commencing October 31, 2002, until the principal hereof shall have become due and payable.

              (b) Interest may be paid, at the Company's option, (i) in cash,
(ii) by the delivery of an additional promissory note (a "PIK NOTE"), such PIK Note to be in the form of this Note and in the initial principal amount equal to the amount of interest then due on this Note, or (iii) in a combination of cash and PIK Notes.

              (c) If any payment (including principal of, premium, if any, or interest on this Note or other amount) due to a Holder hereunder or under any other Note Document is not paid when due hereunder or thereunder, then the overdue amount shall bear interest at a rate of twelve percent (12%) per annum compounded quarterly, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made. All such interest on overdue amounts shall be payable upon demand.

         4. RANKING.

                  The obligations of the Company under the Notes shall rank senior, including without limitation, with respect to rights to principal, interest and other payments, and with respect to the distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, to subordinated Indebtedness of the Company and to all classes and series of Capital Stock of the Company. The obligations of the Company under the Notes shall rank on a pari passu basis with all other senior Indebtedness of the Company and shall be subordinate to existing or future senior secured Indebtedness of the Company.

         5. [INTENTIONALLY OMITTED]


         6. CHANGE IN CONTROL PREPAYMENT.

              (a) NOTICE OF CHANGE IN CONTROL. The Company shall, within five
(5) days following the occurrence of the Change in Control, give written notice of such Change in Control (a "CHANGE IN CONTROL NOTICE") to the Holder and such Change in Control Notice shall specify (i) the aggregate principal amount of the Indebtedness then outstanding hereunder, (ii) the amount of unpaid interest that will have accrued with respect to such Indebtedness to be prepaid as of the thirtieth (30th) day following the date of the Change in Control Notice (the "CHANGE IN CONTROL PREPAYMENT DATE") and (iii) the event or events constituting such Change in Control.

              (b) RIGHT TO PREPAYMENT. Notwithstanding any other terms of this Note, the Holder shall have the right, but not the obligation, to require the Company to prepay all, but not less than all, of the Indebtedness (including accrued and unpaid interest) outstanding hereunder, by delivering to the Company within fifteen (15) days after the Holder's receipt of a Change in Control Notice, written notice of the Holder's demand for prepayment ("CHANGE IN CONTROL PREPAYMENT NOTICE").

              (c) PREPAYMENT OF OBLIGATIONS. In the event that the Holder has delivered a Change in Control Prepayment Notice, on the Change in Control Prepayment Date the Company shall, notwithstanding any other terms of this Note, pay to the Holder, in cash, a repayment price equal to the sum of (i) the principal amount of the Indebtedness then outstanding hereunder, plus (ii) all accrued and unpaid interest to the Change in Control Prepayment Date.

         7. CONVERSION.

              (a) CONVERSION. Subject to and in compliance with the applicable provisions of this Section 7, the Holder shall have the right, at such Holder's option, at any time after the Approval and from time to time thereafter, to convert all or any portion of the principal amount or accrued and unpaid interest of this Note in increments of $25,000 (the "CONVERSION AMOUNT") into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (x) the portion of the Conversion Amount being converted by (y) the Conversion Price (as defined above), as last adjusted pursuant to Section 7(c) or 7(d) and then in effect, by surrender of this Note. Conversion shall be deemed to have been effected on the date when delivery of this Note is made pursuant to the provisions of the previous sentence.

              (b) FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock or scrip upon any conversion of this Note. The number of full shares of Common Stock issuable upon conversion shall be computed on the basis of the portion of the Conversion Amount to be converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of the full amount of the Conversion Amount, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the Sale Price of one share of such Common Stock on the date of conversion and (ii) such fractional interest.

              (c) ADJUSTMENTS TO CONVERSION PRICE.

                  If, after the date of this Note, the Company:

                  (1) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock or shares of other Capital Stock;

                  (2)      subdivides its shares of Common Stock;

                  (3)      combines its shares of Common Stock;

                  (4) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock); or

                  (5) makes a distribution to the holders of its Common Stock of its assets including shares of any Subsidiary or business unit of the Company or debt securities or rights to purchase the Notes (excluding ordinary cash dividends from current or retained earnings);

                  then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Note thereafter converted may receive the number of shares of Common Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Note immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment, a Holder of a Note upon conversion of such Note may receive shares of two or more classes of Captial Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this subsection (c) with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this subsection (c).

              (d) SALE OF SHARES BELOW CONVERSION PRICE.

                      (1) If at any time or from time to time after the date of
                  this Note, the Company issues or sells, or is deemed by the provisions of subparagraph (3) below to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as provided in Section 7(c) above, or in connection with the antidilution provisions set forth in this Section 7(d) hereof, for an Effective Price (as hereinafter defined) less than the then effective Conversion Price, then and in each such case, the then existing Conversion Price will be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be (i) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus
                  (ii) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such conversion price, and the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately after such issue or sale. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date will be the sum of (a) the number of shares of Common Stock actually outstanding, (b) the number of shares of Common Stock into which the then outstanding Notes could be converted if fully converted on the day immediately preceding the given date, and (c) the number of shares of Common Stock that could be obtained through the exercise or conversion in full of all other rights, options, warrants and convertible securities on the day immediately preceding the given date, regardless of whether or not such securities are fully exercisable for or convertible into Common Stock at such time.

                      (2) For the purposes of making any adjustment required
                  under this Section 7(d), the consideration received by the Company for any issue or sale of securities will (a) to the extent it consists of cash, be computed at the net amount of cash received by the Company without deduction of any expenses payable by the Company, (b) to the extent it consists of property other than cash, be computed at the fair market value of that property as reasonably determined by the Board , and
                  (c) to the extent that Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                      (3) For the purpose of the adjustment required under
                  subparagraph (1) above, if the Company issues or sells any rights or options for the purchase of, or stock or other securities exchangeable for or convertible into, Additional Shares of Common Stock (such exchangeable or convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price in effect, the Company will be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion or exchange thereof and to have received consideration for the issuance of such shares an amount equal to the total amount of consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events, including by reason of antidilution adjustments, the Effective Price will be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price will be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Conversion Price, as adjusted in each case upon the issuance of such rights, options or Convertible Securities, will be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the exchange or conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, will be readjusted to the Conversion Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or upon such conversion and that such Additional Shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to Notes converted into Common Stock prior to the readjustment.

                      (4) "Additional Shares of Common Stock" means all shares
                  of Common Stock issued by the Company or deemed to be issued pursuant to Section 7(d)(3), whether or not subsequently reacquired or retired by the Company, other than (A) options to purchase up to 8,819,620 shares of Common Stock reserved or to be reserved (after stockholder approval of a proposed increase) for issuance to employees, officers or directors of or consultants or advisors to the Company pursuant to the Company's Stock Option Plans and the shares of Common Stock issuable upon exercise of such options, (B) Convertible Securities outstanding as of the date of this Note and the shares of Common Stock issuable upon exercise or conversion of such Convertible Securities, and (c) shares of Common Stock issuable upon conversion of any Notes. The "Effective Price" of Additional Shares of Common Stock means the quotient determined by dividing (i) the aggregate consideration received, or deemed to have been received by the Company under
                  Section 7(d)(3), for the issuance of such Additional Shares of Common Stock, by (ii) the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this Section.

              (e) [Intentionally Omitted]

              (f) NOTICE OF ADJUSTMENT. Upon each adjustment of the Conversion Price, the Company shall give prompt written notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of this Note, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              (g) EXERCISE OF CONVERSION RIGHT. In order to exercise the Holder's conversion right hereunder, the Holder shall surrender this Note to the office of the Company and shall deliver to the Company written notice of such conversion (the "CONVERSION NOTICE") at least two (2) Business Days prior to the intended exercise thereof specifying the portion of the Conversion

Amount to be converted into Common Stock. Upon receipt of any Conversion Notice, the Company shall within two (2) Business Days (or at such later time as to which the Company and the Holder may agree) deliver to the address of the Holder as set forth above, (i) at the Company's expense (including any stamp taxes or similar governmental charges), the appropriate number of duly or validly issued and fully paid and nonassessable shares of Common Stock and one or more stock certificates therefor (in such number and registered in such names as the Holder may direct), (ii) to the extent this Note is converted in part only, a new Note (with the same terms as this Note) in principal amount equal to the unconverted portion of such Note and, to the extent that the entire Conversion Amount is converted and fractional shares would otherwise be issued, cash pursuant to
Section 7(b). Such conversion shall be deemed to have been made immediately at the close of business on the Business Day of such surrender of this Note, and the Holder shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

              (h) SUFFICIENT SHARES OF EQUITY SECURITIES. Upon receipt of any Conversion Notice, the Company shall take all necessary measures, including the filing of an amendment to its Articles of Incorporation, to make available enough shares of Common Stock to allow the conversion to occur as promptly as practicable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such conversion, the Company will take such corporate actions as may, in the opinion of Holder's counsel, be necessary to increase the Company's authorized, unreserved and unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. Upon delivery, such shares shall be duly and validly issued and fully paid and nonassessable.

              (i) If at any time or from time to time while any principal amount of this Note is outstanding, there is a capital reorganization of the Common Stock or the merger or consolidation of the Company with or into another corporation or another entity or person or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares, as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization. In any such case, appropriate adjustment shall be made in the application of the provision of this subsection
(i) with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 7 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Note) shall be applicable after that event and be as nearly equivalent as practicable.

         8. EVENTS OF DEFAULT.

                  If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing:

              (a) PAYMENT OF PRINCIPAL. The Company shall fail to make any payment of principal on this Note when and as the same shall become due and payable including at the due date thereof, by acceleration or otherwise.

              (b) PAYMENT OF INTEREST AND FEES. The Company shall fail to make any payment of interest on this Note, or any fee or any other amount payable hereunder or under this Note when and as the same shall become due and payable including at the due date thereof, by acceleration or otherwise, and such failure shall continue unremedied for five (5) Business Days after the due date thereof.

              (c) COVENANT DEFAULTS. The Company shall default in the due observance or performance of any covenant or agreement to be observed or performed under any Note Document (other than a covenant which is dealt with specifically elsewhere in this SECTION 8) and such default shall continue unremedied for thirty (30) days after the occurrence of such default.

              (d) MISREPRESENTATIONS. Any representation, warranty or other statement made or furnished to the Purchasers by or on behalf of the Company, any Note Document or any instrument, certificate or financial statement furnished (in compliance with or in reference thereto) proves to have been false or misleading in any material respect when made or furnished and could be reasonably expected to result in a Material Adverse Effect.

              (e) OTHER DEFAULTS. The Company shall be in payment default on any Indebtedness (including any of the other Notes) which is outstanding in a principal amount in excess of $250,000 in the aggregate beyond any applicable period of grace, or if any event shall occur or condition shall exist in respect of any Indebtedness which is outstanding in a principal amount in excess of $250,000 or under any evidence of any such Indebtedness or of any mortgage, indenture or other agreement relating thereto, which shall have caused the acceleration of the payment of such Indebtedness without such Indebtedness being discharged or such acceleration having been cured, waived, rescinded or annulled.

              (f) VOLUNTARY INSOLVENCY AND RELATED PROCEEDINGS. The Company or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief or reorganization under Title 11 of the United States Code, or any other federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for, consent to the appointment of, or a court of competent jurisdiction shall enter an order appointing, a receiver, trustee, custodian, sequestrator or officer with similar powers of itself or for any substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) fail generally to pay its debts as they become due, (vii) shall be adjudicated insolvent or (viii) take any corporate or stockholder action in furtherance of any of the foregoing.

              (g) INVOLUNTARY INSOLVENCY AND RELATED PROCEEDINGS. (i) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (x) relief in respect of the Company or any of its Subsidiaries or of any substantial part of the property or assets thereof, under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (y) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such Person or for any substantial part of its property or (z) the winding-up or liquidation of any such Person, and any such proceeding, petition or order shall continue unstayed and in effect for a period of sixty (60) consecutive days or (ii) a warrant of attachment, execution or similar process shall be issued against any substantial part of the property of the Company and the enforcement of such attachment, execution or similar process is not stayed pending appeal.

              (h) BUSINESS DISRUPTION; CONDEMNATION. There shall occur a cessation of a substantial part of the business of the Company for a period which significantly affects the Company's capacity to continue its business, on a profitable basis; or the Company shall suffer the loss or revocation of any license or permit now held or hereafter acquired by the Company which is necessary to the continued or lawful operation of its business; or the Company shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which the Company leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term; or any material portion of any property of the Company shall be taken through condemnation or the value of such property shall be impaired through condemnation.

              (i) CHALLENGE TO NOTE DOCUMENT. This Note or any other Note Document shall cease to be in full force and effect and enforceable in accordance with its terms, or the Company shall assert the invalidity of any of the foregoing.

              (j) JUDGMENTS. A judgment or judgments for the payment of money in excess of $200,000 in the aggregate shall be rendered against the Company and the same shall not (i) be fully covered by insurance or other comparable bond, or (ii) within sixty (60) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within sixty (60) days after the expiration of any such stay; then, and in any such event (other than an event described in paragraphs (f) or (g) above), and at any time thereafter during the continuance of such event, the Holder may, take any of the following actions and at the same or different times: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid principal of this Note, together with accrued but unpaid interest thereon and all other Obligations under the Note Documents, shall become forthwith due and payable in full in cash, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any other Note Document to the contrary notwithstanding, or (ii) exercise any and all other remedies provided under any Note Document upon the occurrence and continuance of an Event of Default; PROVIDED, HOWEVER, that with respect to the occurrence of an Event of Default described in paragraphs (g) or (h) above, the principal of this Note, together with accrued but unpaid interest and fees hereon and any other liabilities of the Company to the Holder accrued hereunder or any other Note Document, shall automatically become due and payable in full in cash, all without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any other Note Document to the contrary notwithstanding.

              (k) (i) Any Reportable Event with respect to a Plan shall occur;
(ii) the Company or any ERISA Affiliate shall be notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Mulitemployer Plan in an amount which, when aggregate with all other withdrawal liabilities incurred by the Company or any ERISA Affiliate

(determined as of the date of such notification) has or is reasonably likely to have a Material Adverse Effect; (iii) the Company or any ERISA Affiliate shall be notified by the sponsor of a Mulitemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, partitioned or reorganized, within the meaning of Title IV of ERISA, if liability of the Company and its ERISA Affiliates resulting from such reorganization, termination, partitioning or reorganization has or is reasonably likely to have a Material Adverse Effect; or
(iv) the Company or any ERISA Affiliate incur aggregate liabilities in connection with a withdrawal from a Multiple Employer Plan or the termination of a Multiple Employer Plan that have or are reasonably likely to have a Material Adverse Effect.

         9. AMENDMENTS, ETC.

                  No amendment or waiver of any provision of this Note, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10. NOTICES, ETC.

                  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the first page hereof or at such other address as such party may designate by five (5) days advance written notice to the other parties hereto.

         11. LOST, ETC. SECURITIES.

                  Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if the Holder is a financial institution or other institutional investor, its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender of this Note, the Company shall, without charge, issue, register and deliver in lieu of such Note a new Note of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Note. Any such new Note shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at any time enforceable by any Person.

         12. NO WAIVER; REMEDIES.

                  No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder or under this Note shall operate as a waiver hereof, nor shall any single or partial exercise of any right hereunder or under this Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. COSTS, EXPENSES AND TAXES.

                  The Company agrees to pay the Holder on demand after and during the continuation of an Event of Default all reasonable costs and expenses arising in connection with the administration, enforcement and collection of this Note and the other documents to be delivered hereunder, including, without limitation, reasonable attorneys' fees and expenses and court costs of the Holder with respect thereto and with respect to advising the Holder as to its rights and responsibilities under this Note. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Note, or the conversion of this Note to Common Stock pursuant to Section 7 hereof, and any other documents to be delivered hereunder, and agrees to save the Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         14. ENTIRE AGREEMENT.

                  This Note and the Note Purchase Agreement contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         15. SUCCESSORS AND ASSIGNS.

                  The respective rights and obligations of the Company and the Holder shall be binding upon and inure to the benefit of their respective successors and assigns, except that the Company may not assign this Note without the consent of the Holder; PROVIDED, HOWEVER, that subject to the provisions of this Note, such consent shall not be required in connection with a merger of the Company with or into another Person or the sale of all or substantially all of the assets of the Company.

         16. GOVERNING LAW.

                  This Note shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, as if this Note were an agreement to be fully performed in New York.



                  IN WITNESS WHEREOF, the Company has caused this 10% Senior Unsecured Convertible Note to be executed by its duly authorized representative as of the date first above written.

                                SERVICEWARE TECHNOLOGIES, INC.



                                By:
                                   --------------------------------------------
                                      Name:
                                      Title:

================================================================================

                                    EXHIBIT B






                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                         SERVICEWARE TECHNOLOGIES, INC.

                                       AND

                   THE PURCHASERS LISTED ON SCHEDULE 1 HERETO


                                  MAY ___, 2002




================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----


SECTION 1.      CERTAIN DEFINITIONS...............................................................................1
----------      ---------------------------------------------------------------------------------------------------


SECTION 2.      REGISTRATION RIGHTS...............................................................................3
----------      ---------------------------------------------------------------------------------------------------

   2.1.   COMPANY REGISTRATION....................................................................................3
          --------------------
   2.2.   DEMAND REGISTRATION.....................................................................................4
          -------------------
   2.3.   PIGGYBACK REGISTRATION..................................................................................7
          ----------------------
   2.4.   LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS...........................................................8
          ---------------------------------------------
   2.5.   UNDERWRITING AGREEMENT..................................................................................8
          ----------------------
   2.6.   EXPENSES OF REGISTRATION................................................................................8
          ------------------------
   2.7.   REGISTRATION PROCEDURES.................................................................................8
          -----------------------
   2.8.   INDEMNIFICATION........................................................................................11
          ---------------
   2.9.   UNDERWRITING AGREEMENT.................................................................................14
          ----------------------
   2.10.  INFORMATION BY HOLDER..................................................................................14
          ---------------------
   2.11.  TRANSFER OF REGISTRATION RIGHTS........................................................................14
          -------------------------------
   2.12.  TERMINATION OF REGISTRATION RIGHTS.....................................................................15
          ----------------------------------
   2.13.  DELAY OF REGISTRATION; FURNISHING OF INFORMATION.......................................................15
          ------------------------------------------------
   2.14.  AMENDMENT OF REGISTRABLE RIGHTS........................................................................15
          -------------------------------
   2.15.  CURRENT PUBLIC INFORMATION. ...........................................................................15
          --------------------------


SECTION 3.      MISCELLANEOUS....................................................................................15
----------      ---------------------------------------------------------------------------------------------------

   3.1.   GOVERNING LAW..........................................................................................15
          -------------
   3.2.   SUCCESSORS AND ASSIGNS.................................................................................16
          ----------------------
   3.3.   EFFECTIVENESS..........................................................................................16
          -------------
   3.4.   ENTIRE AGREEMENT; AMENDMENT............................................................................16
          ---------------------------
   3.5.   NOTICES, ETC...........................................................................................17
          ------------
   3.6.   DELAYS OR OMISSIONS....................................................................................18
          -------------------
   3.7.   INTERPRETATION.........................................................................................18
          --------------
   3.8.   SEVERABILITY...........................................................................................18
          ------------
   3.9.   TITLES AND SUBTITLES...................................................................................18
          --------------------
   3.10.  GENDER.................................................................................................19
          ------
   3.11.  COUNTERPARTS...........................................................................................19
          ------------

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT dated as of May ___, 2002, among SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and the Persons listed on Schedule 1 attached hereto (the "PURCHASERS").

                                    RECITALS
                                    --------

                  The Company is entering into a Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT") dated as of the date hereof, with the Purchasers, pursuant to which the Company is issuing to the Purchasers up to $3,000,000 million aggregate principal amount of its 10% Senior Unsecured Convertible Notes due November 2003 (and currently proposed to be December 2003). In order to induce the Purchasers to enter into the Note Purchase Agreement, the Company wishes to grant registration rights to the Purchasers as more fully set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

         Section 1. CERTAIN DEFINITIONS.

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share, and any other securities issued in respect of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                   "HOLDER" shall mean any Purchaser holding Registrable Securities and any Person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with SECTION 2.12 hereof.

                  "MAJORITY HOLDERS" shall mean any Holder(s) who in the aggregate are Holders of not less than 50% of the Registrable Securities then outstanding.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "NASDAQ" means the automated quotation system of the NASD.

                   "NOTES" has the meaning given to such term in the Note Purchase Agreement.

                  "ORIGINAL ISSUE DATE" shall mean the first date on which Notes are issued under the Note Purchase Agreement.

                  "PERSON" means any individual, any foreign or domestic corporation, general partnership, limited partnership, limited liability company, firm, joint venture, association, individual retirement account, joint stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

                  "REGISTRABLE SECURITIES" shall mean (a) all shares of Common Stock issuable upon the conversion of the Notes; and (b) any shares of Common Stock or other capital stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is as issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, PROVIDED, HOWEVER, that securities shall be treated as Registrable Securities only if and only for so long as they are held by a Holder or a permitted transferee pursuant to the terms hereof, and (i) they have not been disposed of pursuant to a registration statement declared effective by the Commission, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) the registration rights as to the Holder of such Registrable Securities have not expired pursuant to Section 2.12.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock or other capital stock that are Registrable Securities and either
(a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

                  "REGISTRATION STATEMENT" shall mean any registration statement filed by the Company with the Commission pursuant to Section 2.1, 2.2 or 2.3 hereof.

                  "SALE PRICE" on any date means the closing sale price per share of Common Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, (i) as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or (ii) if such bid and ask prices are not reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, in a manner to be determined by the Company on the basis of such quotation as the Board considers appropriate in its reasonable discretion.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                   "SECURITIES" means "securities" as defined in Section 2(1) of the Securities Act and includes capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, capital stock or other equity interests. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Holder shall apply to the Common Stock issuable upon conversion of the Notes.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Section 2. REGISTRATION RIGHTS.

         2.1. COMPANY REGISTRATION.

              The Company shall, at its cost:

           (a) within 30 days after the Original Issue Date, file with the Commission a Registration Statement on Form S-3 or such other form for which the Company is eligible relating to the offer and sale of the Registrable Securities from time to time in accordance with the methods of distribution elected by the Holders of the Registrable Securities and set forth in such Registration Statement, and use its best efforts to cause such Registration Statement to be declared effective by the Commission within 120 days after the Original Issue Date;

           (b) use its best efforts to keep the Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be used by Holders so long as the Registration Statement can be maintained on Form S-3(the date as of which the Registration Statement is no longer required to be maintained in effect under this Section 2.1 is referred to as the "Expiration Date"); and

           (c) notwithstanding any other provisions hereof, use its best efforts to ensure that (1) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies with the Securities Act and the rules and regulations thereunder, (2) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) any prospectus forming part of any Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

           The Company further agrees, if necessary, to supplement or amend the Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by
Section 2.7(h) below, to use all reasonable efforts to cause any such amendment to become effective and such Registration Statement to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

           (d) EFFECTIVE REGISTRATION STATEMENT.

                  (i) The Company will be deemed not to have used its best efforts to cause the Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly comply with the requirements of Section 2.7(h) hereof, if applicable.

                  (ii) A Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

           (e) LIQUIDATED DAMAGES. In the event that (i) the Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the Original Issue Date, (ii) the Registration Statement with respect to the Registrable Securities is not declared effective on or prior to the 120th calendar day following the Original Issue Date, or (iii) the Registration Statement is declared effective but thereafter ceases to be effective or usable prior to the Expiration Date (each such event referred to in clauses (i)-(iii) above, a "Registration Default"), the Company shall pay as liquidated damages to each Purchaser an amount equal to five percent (5%) per annum on the outstanding amount of Notes held by such Purchaser during such period as a Registration Default shall have occurred and be continuing. Liquidated damages may be paid, at the Company's option, in cash or by the delivery of an additional promissory note (a "PIK Note") in the form of the Notes and in the initial principal amount equal to the amount of liquidated damages being paid by note or in a combination of cash and PIK Notes.

           (f) SPECIFIC ENFORCEMENT. The Company acknowledges that there would be no adequate remedy at law if it fails to perform any of its obligations hereunder and that the holders of Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the holders of Registrable Securities, in addition to any other remedy to which the holders of Registrable Securities may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

         2.2. DEMAND REGISTRATION.

           (a) REQUEST FOR REGISTRATION. In case the Company shall receive from the Majority Holders, after the Expiration Date and at such time as no Registration Statement covering the

Registrable Securities shall have been filed with the Commission or shall remain in effect, a written request (the "Demand") that the Company effect a registration under the Securities Act of Registrable Securities then outstanding, with a market value of at least $500,000 (based on the Sale Price of the Common Stock for the ten trading days prior to the date of the Demand), in accordance with this SECTION 2.2, the Company will:

                  (i) promptly, and in no event more than twenty (20) days after receipt of such written request, give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request each as are specified in a written request (which request shall specify the number of Registrable Securities proposed to be included in such registration) received by the Company within 15 days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this SECTION 2.2:

                           (A) After the Company has effected two such
              registrations at the request of the Holders pursuant to this
              SECTION 2.2(a) within any twelve (12) month period;

                           (B) During any period in which any Company-initiated
              registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), pursuant to which Securities of the Company are to be or were sold, has been filed and not withdrawn or has been declared effective within the prior 90 days, provided that the Company is actively employing its best efforts to cause such other registration statement to become effective (and provided, further, that the Company cannot pursuant to this Section 2.2(a)(ii)(B) delay implementation of a demand for registration more than once in any twelve (12) month period); or

                           (C) If the Company shall furnish to such Holders a
              certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board it would be materially detrimental to the Company or its stockholders for a Registration Statement to be effected at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this SECTION 2.2 shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed ninety (90) days from the date of receipt of written request from the Majority Holders, provided that the Company cannot pursuant to this Section 2.2(a)(ii)(C) delay implementation of a demand for registration more than once in any twelve (12) month period.

           (b) With respect to any registration pursuant to this SECTION 2.2, if the managing underwriter advises the Company in writing that the inclusion of all Registrable Securities proposed to be included in such registration would interfere with the successful marketing of such Securities, then there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, FIRST the Securities held by stockholders of the Company other than the Holders, THEN Securities which the Company may wish to register for its own account, and THEREAFTER, to the extent necessary, Registrable Securities held by the Holders (PRO RATA to the respective number of Registrable Securities requested by the Holders to be included in the registration); PROVIDED, HOWEVER, that in any event, all Registrable Securities must be included in such registration prior to any other Securities.

           (c) The Company shall be entitled to register Securities for sale for its own account in any registration requested pursuant to this SECTION 2.2 as permitted to do so by the underwriters and SECTION 2.2(b).

           (d) A requested registration under this Section may be rescinded by written notice to the Company by the Holders holding a majority of the Registrable Securities to be included in such registration under the following circumstances:

                  (i) If such Registration Statement is rescinded prior to the filing date, such rescinded registration shall not count as a Registration Statement initiated pursuant to this SECTION 2.2 for purposes of SECTION 2.2(a);

                  (ii) If such Registration Statement is rescinded after the filing date but prior to its effective date, such rescinded registration shall not count as a Registration Statement initiated pursuant to this SECTION 2.2 for purposes of SECTION 2.2(a) if the participating Holders (x) have reimbursed the Company for all reasonable out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the Registration Statement contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (2) notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and (3) the Company refused to correct such alleged misstatement or omission; and

                  (iii) A registration shall not count as a Registration Statement initiated pursuant to this SECTION 2.2 for purposes of
         SECTION 2.2(a) above unless it becomes effective and the participating Holders have the ability to sell all of the Registrable Securities sought to be included in such Registration Statement.

           (e) Without the consent of the Majority Holders, the Company may not cause any other registration of Securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or stock option plan or a transaction contemplated by Rule 145 of the Commission) to be initiated after a registration requested pursuant to SECTION 2.2 and to become effective less than 90 days after the effective date of any registration requested pursuant to SECTION 2.2.

           (f) EFFECTIVE REGISTRATION STATEMENT.

                  (i) The Company will be deemed not to have used its best efforts to cause the Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly complies with the requirements of Section 2.7(h) hereof, if applicable.

                  (ii) A Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

           (g) LIQUIDATED DAMAGES. In the event that (i) a Registration Statement under this Section 2.2 is not filed with the Commission on or prior to the 45th calendar day following the date of the Demand, (ii) the Registration Statement with respect to the Registrable Securities required to be registered pursuant to this Section 2.2 is not declared effective on or prior to the 120th calendar day following the date of the Demand, or (iii) the Registration Statement is declared effective but thereafter ceases to be effective or usable prior to 180 days after the date it has become effective (each such event referred to in clauses (i)-(iii) above, a "Demand Registration Default"), the Company shall pay as liquidated damages to each Holder who requested its Registrable Securities to be included in the Registration Statement an amount equal to five percent (5%) per annum on the value of the Registrable Securities to have been included in the Registration Statement (based on the average Sale Price of the Common Stock during the ten trading days prior to the date of the Demand) during such period as a Demand Registration Default shall have occurred and be continuing. The period during which a Demand Registration Default under clause (iii) above shall be deemed to be in existence shall not exceed the balance of the 180 day period during which such Registration Statement was to have remained in effect. Liquidated damages shall be paid in cash within thirty
(30) days after demand by the Holders entitled thereto.

         2.3. PIGGYBACK REGISTRATION.

              If the Company, at any time proposes to register any of its Securities under the Securities Act, other than pursuant to Section 2.1 or 2.2, it shall promptly, and in no event less than fifteen (15) days prior to the filing of a registration statement with respect to a registration under this
Section 2.3, give written notice to each Holder of such intention. Upon the written request of any Holder given within fifteen (15) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities indicated in such request, so as to permit the disposition of the Registrable Securities on the same terms and conditions as the Securities of the Company otherwise being sold in such registration. If a

Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding any other provision of this
Section 2.3, if the managing underwriter advises the Company in writing that the inclusion of all Registrable Securities proposed to be included in such registration would interfere with the successful marketing of such Securities of the Company, then there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, FIRST Securities of the Company held by stockholders of the Company without registration rights, and THEN, to the extent necessary, Securities held by holders with registration rights (PRO RATA to the respective number of Securities requested by the holders to be included in such registration).

         2.4. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.

              The Company represents and warrants to the Purchasers that the registration rights granted hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

         2.5. UNDERWRITING AGREEMENT.

              In the case of any underwritten registration effected pursuant to
Section 2.2 or 2.3, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

         2.6. EXPENSES OF REGISTRATION.

              The Company shall bear the expense of any registrations effected pursuant to Sections 2.1, 2.2 and 2.3 including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, the Selling Holder's Counsel (as hereinafter defined) and fees and expenses of the Company's counsel and accountants; PROVIDED, HOWEVER, that each Holder participating in such registration shall pay its pro rata portion (on the basis of the number of shares so registered) of discounts or commissions payable to any underwriter.

         2.7. REGISTRATION PROCEDURES.

              If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

              (a) with respect to a registration under Section 2.2 or 2.3, use its best efforts to cause a registration statement that registers such Registrable Securities to become and remain effective for a period of 90 days or until all of such Registrable Securities have been disposed of (if earlier);

              (b) furnish, at least five business days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each Holder, to any counsel to any Holder selling Registrable Securities (the "SELLING HOLDER") and to one counsel selected by the holders of a majority of such Registrable Securities (the "SELLING HOLDERS' COUNSEL"), copies of all such documents proposed to be filed, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

              (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the period set forth in Section 2.7(a) in the case of a registration under Section 2.2 or 2.3 or the period specified in Section 2.1(b) or until all of such Registrable Securities have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Securities;

              (d) notify in writing any counsel to any Selling Holder and the Selling Holders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

              (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

              (f) furnish to each seller of such Registrable Securities such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

              (g) use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

              (h) notify on a timely basis each seller of such Registrable Securities at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (i) make available for inspection by any counsel to any Selling Holder and the Selling Holders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Securities agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

              (j) in connection with any underwritten offering, use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

              (k) in connection with any underwritten offering, use its best efforts to obtain from its counsel an opinion or opinions in customary form;

              (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Registrable Securities;

              (m) issue to any underwriter to which any seller of Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

              (n) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Subject to the provisions of this agreement, each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (o) remain current in its Commission reporting obligations and use its best efforts to remain eligible to file with the Commission on a Form S-3 registration statement for a secondary offering;

              (p) list such Registrable Securities on any national securities exchange on which any shares of the Common Stock are listed or on NASDAQ if then included, or if the Common Stock is not listed on NASDAQ or any other United States national securities exchange, use its best efforts to qualify such Registrable Securities for trading on the OTC Bulletin Board, "pink sheets" or such other trading market for the Company's Securities;

              (q) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

              (r) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         2.8. INDEMNIFICATION.

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers and directors, members, partners and legal counsel and each Person controlling such Holder within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act, against all expenses, claims, losses, damages or liabilities (joint or several) (or actions or proceedings in respect thereof, including but not limited to any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including any preliminary prospectus or final prospectus), offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, members, partners and legal counsel and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, settling or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling Person or underwriter and stated to be specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

              (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and each other such Holder, each of its officers, partners, members, directors and legal counsel and each Person controlling Holder within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, Persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the Registrable Securities sold by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

              (c) Each party entitled to indemnification under this Section 2.8 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and PROVIDED, FURTHER, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party (which consent shall not be unreasonably withheld). Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

              (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages, expenses or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and all stockholders offering securities in the offering (the "SELLING SHAREHOLDERS") on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.8(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, expenses and liabilities referred to above in this
Section 2.8(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2.8(c) hereof. Notwithstanding the provisions of this Section 2.8(d), no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f) The obligations of the Company and Holders under this Section
2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement.

         2.9. UNDERWRITING AGREEMENT.

              Notwithstanding the provisions of Sections 2.7 and 2.8, to the extent that the Company and the Holders selling Registrable Securities in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

         2.10. INFORMATION BY HOLDER.

               Each Holder selling Registrable Securities in a proposed registration shall furnish to the Company such written information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         2.11. TRANSFER OF REGISTRATION RIGHTS.

               The rights granted to a Holder under this Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder provided that (i) either (x) such transferee or assignee is a subsidiary, parent, general partner, limited partner, retired partner, member of retired member of the Holder and the transfer is not a sale, or (y), such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) the Holder notifies the Company in writing of the transfer or assignment, stating the name and the address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement, and (iii) such transfer is for Notes in the principal amount of $25,000 or more or Registrable Securities with a market value of $25,000 or more.

         2.12. TERMINATION OF REGISTRATION RIGHTS.

               The registration rights granted pursuant to this Agreement shall terminate as to any Holder at such time as such Holder may sell under Rule 144(k) all Registrable Securities then held by such Holder.

         2.13. DELAY OF REGISTRATION; FURNISHING OF INFORMATION.

               No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.14. AMENDMENT OF REGISTRABLE RIGHTS.

               Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this
Section 2.14 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.15. CURRENT PUBLIC INFORMATION.

               The Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will use commercially reasonable best efforts to take such further action as any Holder may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

         Section 3. MISCELLANEOUS.

         3.1. GOVERNING LAW.

            (a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (b) THE PARTIES TO THIS AGREEMENT AGREE THAT JURISDICTION AND
VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

            (c) NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE PURCHASERS TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

            (d) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE NOTE DOCUMENTS OR ANY DOCUMENTS RELATED THERETO.

         3.2. SUCCESSORS AND ASSIGNS.

              Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, except that the Company shall not assign its rights or obligations hereunder without the consent of the Holders of a majority in interest of the aggregate of the then outstanding Registrable Securities, except in the event of a merger or a sale of all or substantially all of the Company's assts.

         3.3. EFFECTIVENESS.

              This Agreement shall be effective upon the date first set forth above.

         3.4. ENTIRE AGREEMENT; AMENDMENT.

            (a) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

            (b) Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; PROVIDED, HOWEVER, subject to Section 2.14 that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Holders of a majority in interest of the aggregate of the then outstanding Registrable Securities; and PROVIDED, FURTHER, notwithstanding anything to the contrary in this Agreement that any such amendment, waiver, discharge or termination that would adversely affect the material rights hereunder of any Holder, in its capacity as such, without similarly affecting the rights hereunder of all of the Holders may not be made without the prior written consent of such adversely affected Holder.

         3.5. NOTICES, ETC.

         All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

                  (i) if to the Company, to:

                           ServiceWare Technologies, Inc.
                           333 Allegheny Avenue, Suite 301 North
                           Oakmont, PA 15139
                           Attention: Chief Executive Officer
                           Telephone No.:  (412) 826-1158
                           Telecopier No.:  (412)

                  with a copy to:

                           Ellis, Funk, Goldberg, Labovitz & Dokson, P.C. 3490 Piedmont Road
                           Suite 400
                           Atlanta, Georgia 30305
                           Attention: Robert B. Goldberg, Esq.
                           Telephone No.:  (404) 233-2800
                           Telecopier No.:  (404) 233-2188

                  (ii) if to any Purchaser, to such Purchaser's address set
                       forth in SCHEDULE 1 hereto.

                           with a copy to:

                           Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. Chrysler Center
                           666 Third Avenue
                           New York, New York  10017
                           Attention: Ken Koch, Esq.
                           Telephone No.: (212) 935-3000
                           Telecopier No.: (212) 983-3115

                  Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (A) on the day of actual delivery in the case of personal delivery, (B) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (D) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

         3.6. DELAYS OR OMISSIONS.

              Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such party that is not in breach or default nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         3.7. INTERPRETATION.

              The Company and the Purchasers acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Purchasers and the Company.

         3.8. SEVERABILITY.

              In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         3.9. TITLES AND SUBTITLES.

              The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         3.10. GENDER.

               As used herein, masculine pronouns shall include the feminine and neuter, and neuter pronouns shall include the masculine and the feminine.

         3.11. COUNTERPARTS.

               This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  SERVICEWARE TECHNOLOGIES, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:



                                  PURCHASERS

                                  C.E. UNTERBERG, TOWBIN PRIVATE
                                  EQUITY PARTNERS II, L.P.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  C.E. UNTERBERG, TOWBIN PRIVATE
                                  EQUITY PARTNERS II-Q, L.P.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  C.E. UNTERBERG, TOWBIN CAPITAL
                                  PARTNERS I, L.P.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  MARJORIE AND CLARENCE E.
                                  UNTERBERG FOUNDATION, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  ---------------------------------------------
                                  WILLIAM NEWLIN

                                  NATIONAL CITY RETIREMENT ACCOUNT
                                  FBO WILLIAM NEWLIN

                                  By:
                                     ------------------------------------------
                                        Name:
                                        Title:

                                   PURCHASERS

                                   SCHEDULE 1
                                   ----------

                       INVESTORS AND ADDRESSES FOR NOTICES
                       -----------------------------------

 PURCHASER                                                                                 PRINCIPAL AMOUNT OF
                                                                                              NOTES PURCHASED
-----------------------------------------------------------------------------------------------------------------------
                                                                                     First Tranche      Second Tranche
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Private Equity Partners II, L.P.(1)                              $ 132,146          $  149,734
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Private Equity Partners II-Q, L.P.(1)                              867,854             983,360
----------------------------------------------------------------------------- --------------------- -------------------
C.E. Unterberg, Towbin Capital Partners I, L.P.(1)                                        265,000             300,270
----------------------------------------------------------------------------- --------------------- -------------------
Marjorie and Clarence E. Unterberg Foundation, Inc.(1)                                    125,000             141,636
----------------------------------------------------------------------------- --------------------- -------------------
William R. Newlin(2)                                                                       25,000                 -0-
----------------------------------------------------------------------------- --------------------- -------------------
National City Bank of Pennsylvania, Trustee under the Agreement dated June                 10,000                 -0-
29, 1981, Buchanan Ingersoll, P.C. Retirement Plan Share of  William R.
Newlin(3)
----------------------------------------------------------------------------- --------------------- -------------------
TOTAL                                                                                  $ 1,425,000         $ 1,575,000
--------------------------------------------------------------------------------------------------- -------------------


(1)      Address is 350 Madison Avenue, 11th Floor, New York, New York, 10017

(2)      Address is 752 Fleming Lane, Sewickley, Pennsylvania 15143

(3) Address is c/o National City Bank of Pennsylvania, Attn: Raymond J. Rafferty, 20 Stanwix Street, 16th Floor, Pittsburgh, Pennsylvania 15222, with a copy to Mr. Newlin at c/o Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219-1410














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